Semi-Annual Report

STAGECOACH
VARIABLE ANNUITIES


June 30, 1999

                                    Stagecoach Variable Annuity(TM)

                                    Stagecoach Variable Annuity Plus(TM)

                                    Stagecoach Extra Credit Variable Annuity(TM)

                                    Stagecoach Variable Annuity Flex(TM)



                                NOT FDIC INSURED

                               TABLE OF CONTENTS

Letter to Contract Holders..................................   2
Life & Annuity Trust Financial Statements...................   3
American Skandia Trust Financial Statements.................  55
Alger American Fund Financial Statements.................... 103
Montgomery Variable Series: Emerging Market Fund Financial
  Statements................................................ 115

This report has been prepared to provide information to owners of American Skandia Life Assurance Corporation's Stagecoach Variable Annuity, Stagecoach Variable Annuity Plus, Stagecoach Extra Credit Variable Annuity and Stagecoach Variable Annuity Flex. If it is used for any other purpose, it must be accompanied or preceded by a current prospectus, as applicable, which discloses any charges and other important information about the Account, together with the current applicable prospectus for the Life & Annuity Trust, the American Skandia Trust, the Alger American Growth Fund, and the Montgomery Variable Series:
Emerging Market Fund.

 VARIABLE ANNUITIES:
---------------------------------------------------------------------

 - are NOT insured by the FDIC or U.S. Government

 - are NOT obligations or deposits of Wells Fargo Bank nor guaranteed by the Bank

 - involve investment risk, including possible loss of principal  [NO FDIC LOGO]

STAGECOACH VARIABLE ANNUITY
STAGECOACH VARIABLE ANNUITY PLUS
STAGECOACH EXTRA CREDIT VARIABLE ANNUITY
STAGECOACH VARIABLE ANNUITY FLEX
SEMIANNUAL REPORT
AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B

PRESIDENT'S LETTER
AUGUST 1999

DEAR INVESTOR:

     As we close in on the new millennium, we remain optimistic about the future. We also must remain ever aware that markets will continue to fluctuate, sometimes quite wildly, as technology continues to change the face of the world in general as well as the financial marketplace. Large cap growth stocks had a phenomenal 1998 but have given back some of those advances in the last few months. Emerging markets, which were badly battered in 1998, came back tremendously in the first six months of 1999. This teaches us the lesson that diversification across asset classes is critical.

     Investing for the long term has been a theme upon which American Skandia has built its business. We work with the best financial professionals to help our investors reach their long-term savings goals. Bringing you the best financial products and offering you the best in class money management is not only our business objective, it is our passion. We only succeed as an organization if you succeed in reaching your long-term savings goals. Providing you with the investment tools to engage in asset allocation and diversification across asset classes and management styles, has been the hallmark to our success, and to your success in preparing for your long-term savings needs.

     We have established investment breadth and selection as a cornerstone of the American Skandia investment philosophy. Our continued commitment to you is to seek to bring you the among the best in investment management. One of our main objectives is to continue to monitor not only current investment options for our contract owners, but to continue to assess the enhancing of our investment offerings.

     We look forward to the remainder of 1999 and to the possibilities 2000 will bring. We will continue to strive toward our goal of providing you and your financial advisors with the best investment choice and selection to help you meet your long-term savings goals. Our commitment to you is to continue to enhance one of the strongest lineups of money managers in the industry.

Best regards,

Gordon, C. Boronow

                              LIFE & ANNUITY TRUST

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                             ASSET ALLOCATION FUND
                               EQUITY VALUE FUND
                                  GROWTH FUND
                               MONEY MARKET FUND
                             STRATEGIC GROWTH FUND
                        U.S. GOVERNMENT ALLOCATION FUND

                           LAT ASSET ALLOCATION FUND

     The Life & Annuity Trust ("LAT") Asset Allocation Fund (the "Fund") seeks a high level of total return over the long-term, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Fund invests in common stocks, U.S. Treasury bonds and money market instruments. The Fund's investment model recommends the optimal mix of assets designed for a long-term investment strategy.

     The Asset Allocation Fund is a professionally managed portfolio, advised by Wells Fargo Bank, N.A. (the "Bank"). Barclays Global Fund Advisors ("BGFA"), which is not affiliated with the Bank, serves as investment sub-advisor. BGFA uses an investment model developed and refined over the past 20 years that analyzes extensive financial data from numerous sources and recommends the portfolio allocation.

PERFORMANCE SUMMARY

     For the six-month period ended June 30, 1999, the Fund reported a cumulative total return of 6.10%. The Fund has three benchmarks representing each of the major asset classes in which the Fund can invest. The S&P 500 Index ("S&P 500") returned 12.38%, the Lehman Brothers U.S. Treasury Bond Index lost 2.50%, and the IBC All Taxable Money Fund Average posted a 2.50% return over the same period.

     The Fund's performance during the period was impacted by increased volatility in both the fixed income and equity markets; stocks bogged down by ailing profits in the computer industry; rising treasury bond yields; and the Federal Reserve Board's (the "Fed") interest rate hike.

     Following the interest rate increase in June, the Fed took a neutral stance in terms of future interest rate movements, and the stock and bond markets rallied at the end of the period. Earlier in the period, U.S. financial markets experienced increased volatility, driving the S&P 500 down and producing lows in long bond yields not witnessed since August 1998.

     However, the U.S. economy continued to grow, unemployment remained low and the S&P 500 enjoyed a healthy gain during the second quarter of 1999. On the other hand, bond markets experienced disappointing returns as the bear market continued and interest rates remained at their highest levels in more than a year. The decline in 30-year Treasury prices continued through the second half of the six-month period, and during the last two months of the period yield spreads of corporate bonds widened relative to comparable maturity Treasury bonds.

     During this six-month period, the Fund's share price increased from $13.45 on December 31, 1998, to $14.16 on June 30, 1999. The Fund distributed $0.11 per share in dividend income and no capital gains during the period. Keep in mind that past performance is no guarantee of future results.

AVERAGE ANNUAL TOTAL RETURN (AS OF JUNE 30, 1999)(1)

Year-to-Date                6.10%
1-Year                     16.31%
5-Year                     18.97%
Since Inception (4/15/94)  17.68%

PORTFOLIO REVIEW

     Every day the Fund's proprietary model determines the appropriate asset allocation and recommends shifts in the Fund based on changing economic conditions. As opportunities arise among the three asset classes, the investment model will shift fund assets accordingly in 5 percent increments. At the end of the period, the Fund had an asset allocation of 60% stocks and 40% bonds.

     Late in the period, the Fund reallocated several times to move from an overweight in equities to a benchmark position as the period ended. These shifts coincided with several significant trends or events, including strong equity markets and attractive bond prices. As a result, the Fund was able to lock in gains to outperform the benchmark.

     Please keep in mind that it is not the volatility of the markets that generate shifts in the Fund's mix, but rather the attempt to capture value from an asset class based on, among other things, market and economic conditions.

TOP 10 HOLDINGS (AS OF JUNE 30, 1999)(2)

NAME                                              % OF PORTFOLIO
----                                              --------------
U.S. Treasury Bond 8.00%, 11/15/21                      4.0%
U.S. Treasury Bond 8.75%, 8/15/20                       3.1%
Microsoft Corporation                                   2.5%
U.S. Treasury Bond 8.50%, 2/15/20                       2.3%
U.S. Treasury Bond 8.13%, 8/15/19                       2.2%
U.S. Treasury Bond 6.25%, 8/15/23                       2.1%
U.S. T-Bond 6.00%, 2/15/26                              2.1%
General Electric Company                                2.0%
U.S. Treasury Bond 6.38%, 8/15/27                       1.9%
U.S. Treasury Bond 6.13%, 11/15/27                      1.9%

STRATEGIC OUTLOOK

     We believe the Fed's interest rate increase signals a slowing of the economic boom, but the economy is still expected to be strong enough to sustain above-average growth in coming months. However, growth is expected to slow closer to 3% during the second half of the year, as the economy continues to feel the effects of higher oil prices, reduced refinancing activity and the latest interest-rate hikes.

     The financial markets could be in for a period of more volatile trading, as investors closely scrutinize the latest economic data for signs of slower economic growth. Investors are bracing for at least one more rate hike by the Fed sometime later this year, as it guides the economy toward what it believes to be more sustainable growth and low inflation.

     The Asset Allocation Model does not attempt to predict short-term price movements, but relies on comparing the risk-adjusted "value" of stocks, bonds and cash instruments. The Fund will continue to apply its quantitative strategies to allocate assets among stocks, bonds and cash, taking into consideration factors that affect the economy.

---------------
(1) These figures assume the contract owner is still invested at the end of the reporting period. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges.

During the six-month reporting period ended June 30, 1999, the Fund's advisor and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, which can be discontinued at any time, the Fund's returns would have been lower.

The "S&P 500 Index" is a trademark of Standard & Poor's Corporation. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, representing, among others, industrial, financial, utility and transportation companies, listed or traded on national exchanges or over-the-counter markets. The Lehman Brothers U.S. Treasury Bond Index is an unmanaged index comprised of Treasury bonds with maturities averaging between 10 and 30 years. The IBC All Taxable Money Fund Average is comprised of the average yields of more than 600 taxable money market funds. These Indexes do not incur expenses and are not available directly for investment. Had these Indexes incurred operating expenses, their performance would have been lower.

(2) Percentages reflect market value of portfolio.

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1999
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
                 COMMON STOCKS--59.61%
                 CAPITAL GOODS--12.93%
     3,863       3COM Corporation+                                                  $   117,027        $   103,094
     1,591       Advanced Micro Devices Incorporated+                                    33,433             28,737
     2,087       American Electric Power Incorporated                                    95,296             78,393
    11,662       Ameritech Corporation                                                  580,510            857,157
       957       Andrew Corporation+                                                     17,430             18,123
     1,675       Apple Computer Incorporated+                                            59,348             77,573
     3,968       Applied Materials Incorporated+                                        158,493            293,136
       589       Autodesk Incorporated                                                   23,623             17,412
       881       Black & Decker Corporation                                              46,316             55,613
    10,374       Boeing Company                                                         442,625            458,401
       239       Briggs & Stratton Corporation                                           11,237             13,802
     1,677       Browning-Ferris Industries Incorporated                                 55,309             72,111
       760       Case Corporation                                                        33,216             36,575
     3,775       Caterpillar Incorporated                                               194,758            226,500
    34,134       Cisco Systems Incorporated+                                          1,173,809          2,195,243
    18,138       Compaq Computer Corporation                                            571,875            429,644
     1,649       Computer Sciences Corporation+                                          92,443            114,090
     1,051       Cooper Industries Incorporated                                          59,504             54,652
     1,450       Danaher Corporation                                                     68,618             84,281
       730       Data General Corporation+                                               10,765             10,631
     2,508       Deere & Company                                                        119,632             99,380
     2,379       Dover Corporation                                                       83,067             90,997
       516       EG&G Incorporated                                                       14,153             18,383
     4,601       Emerson Electric Company                                               283,549            289,288
       768       Fluor Corporation                                                       31,783             31,104
       572       Foster Wheeler Corporation                                              10,602              8,080
     1,890       Freeport McMoran Copper & Gold Incorporated Class B                     27,291             33,902
     1,686       Gateway Incorporated                                                    93,438             99,474
     1,327       General Dynamics Corporation                                            63,218             90,900
    34,921       General Electric Company                                             3,108,041          3,946,073
       814       Harris Corporation                                                      32,452             31,899
    10,824       Hewlett Packard Company                                                736,531          1,087,812
     2,697       Illinois Tool Works Incorporated                                       171,781            221,154
     3,435       IMS Health Incorporated                                                 94,753            107,344
     1,726       Ingersoll-Rand Company                                                  81,437            111,543
    35,439       Intel Corporation                                                    1,596,884          2,108,621
    19,403       International Business Machines Corporation                          1,350,417          2,507,838
       916       Johnson Controls Incorporated                                           51,918             63,490
       964       KLA-Tencor Corporation+                                                 35,962             62,540
     4,234       Lockheed Martin Corporation                                            213,365            157,717
     1,561       LSI Logic Corporation+                                                  38,086             72,001
     2,690       Micron Technology Incorporated+                                        109,180            108,441
    54,466       Microsoft Corporation+                                               3,019,064          4,912,152
     4,298       Minnesota Mining & Manufacturing Company                               362,306            373,657
     6,395       Motorola Incorporated                                                  371,151            605,926
     1,804       National Semiconductor Corporation+                                     28,189             45,664

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1999
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
       708       Navistar International+                                            $    20,638        $    35,400
     1,213       New Century Energies Incorporated                                       57,061             47,080
       691       Northrop Grumman Corporation+                                           59,547             45,822
     3,668       Novell Incorporated+                                                    48,476             97,202
     1,893       Omnicom Group                                                          102,474            151,440
     1,309       Pall Corporation                                                        27,290             29,043
     2,922       Parametric Technology Corporation+                                      67,025             40,543
     1,168       Parker Hannifin Corporation                                             45,712             53,436
     2,651       Paychex Incorporated                                                    88,790             84,501
       530       Pe Corp - Pe Biosystems Group                                           36,697             60,818
     2,914       Pitney Bowes Incorporated                                              154,397            187,225
       797       Raychem Corporation                                                     26,774             29,489
     3,584       Raytheon Company                                                       198,484            252,224
     1,997       Rockwell International Corporation                                      86,782            121,318
       749       Scientific-Atlanta Incorporated                                         17,107             26,964
       934       Sealed Air Corporation+                                                 45,607             60,593
     2,082       Silicon Graphics Incorporated+                                          26,103             34,093
       712       Snap-On Incorporated                                                    26,393             25,766
     3,591       Southwest Airlines Company                                              75,587            111,770
     8,301       Sun Microsystems Incorporated+                                         254,144            571,731
       526       Tektronix Incorporated                                                  16,925             15,879
     4,137       Tellabs Incorporated+                                                  151,254            279,506
     4,144       Texas Instruments Incorporated                                         288,699            600,880
       569       Thomas & Betts Corporation                                              28,092             26,885
       633       Timken Company                                                          18,187             12,344
       629       Tupperware Corporation                                                  15,493             16,040
     6,072       Unilever NV                                                            503,598            423,522
     1,045       W W Grainger Incorporated                                               52,029             56,234
                                                                                    -----------        -----------
                                                                                    $18,513,250        $26,008,296
                 CONSUMER--BASIC--8.17%
       690       Allergan Incorporated                                              $    37,983        $    76,590
     1,040       Alza Corporation+                                                       46,159             52,910
    13,940       American Home Products Corporation                                     704,678            801,550
     6,272       Archer-Daniels-Midland Company                                         111,605             96,824
       573       Bausch & Lomb Incorporated                                              29,370             43,835
     2,693       Becton Dickinson & Company                                              99,339             80,790
     3,018       Bestfoods                                                              160,671            149,391
     1,205       Biomet Incorporated+                                                    39,443             47,899
    21,150       Bristol-Myers Squibb Company                                         1,202,453          1,489,753
     4,745       Campbell Soup Company                                                  246,592            212,932
     1,267       Clorox Company                                                         129,296            135,331
     4,549       Coca-Cola Enterprises Incorporated                                     142,387            139,882
     3,071       Colgate-Palmolive Company                                              269,041            303,261
     6,224       Columbia HCA Healthcare Corporation                                    159,444            141,985
     5,234       ConAgra Incorporated                                                   150,660            139,355
     2,634       Corning Incorporated                                                   108,418            184,709
     4,154       CVS Corporation                                                        167,322            212,373
     1,438       Darden Restaurants Incorporated                                         23,956             31,366
     1,653       General Mills Incorporated                                             115,711            132,860
       423       Great Atlantic & Pacific Tea Company                                    12,160             14,303

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1999
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
     3,894       H J Heinz Company                                                  $   208,245        $   195,187
     4,541       Healthsouth Corporation+                                               103,726             67,831
     1,470       Hershey Foods Corporation                                               98,104             87,281
     1,902       Humana Incorporated+                                                    43,552             24,607
    14,273       Johnson & Johnson                                                    1,089,164          1,398,754
     4,384       Kellogg Company                                                        164,163            144,672
     8,882       Kroger Company+                                                        216,895            248,141
    11,706       Lilly (Eli) & Company                                                  841,712            838,442
       805       Mallinckrodt Incorporated                                               25,069             29,282
     2,982       McKesson HBOC Incorporated                                             220,625             95,797
     6,161       Medtronic Incorporated                                                 393,441            479,788
    25,148       Merck & Company Incorporated                                         1,625,322          1,860,952
       501       Millipore Corporation                                                   13,985             20,322
     3,469       Nabisco Group Holdings                                                  62,679             67,862
    13,856       Pfizer Incorporated                                                  1,547,592          1,520,696
     5,394       Pharmacia and Upjohn Incorporated                                      250,297            306,447
    25,750       Philip Morris Companies Incorporated                                 1,057,917          1,034,828
     2,545       Pioneer Hi Bred International Incorporated                              90,188             99,096
    14,115       Procter & Gamble Company                                             1,185,458          1,259,764
     1,410       Quaker Oats Company                                                     79,190             93,589
     3,532       Ralston-Purina Group                                                   115,606            107,505
         1       RJ Reynolds Tobacco Holdings                                                31                 31
     5,278       Safeway Incorporated+                                                  286,400            261,261
     9,693       Sara Lee Corporation                                                   271,076            219,910
    15,641       Schering-Plough Corporation                                            726,975            828,973
       238       Shared Medical System Corporation                                       14,380             15,530
       934       St. Jude Medical Incorporated+                                          31,036             33,274
     1,282       Supervalu Incorporated                                                  29,719             32,931
     3,570       Sysco Corporation                                                       90,101            106,431
     3,337       Tenet Healthcare Corporation+                                           99,865             61,943
     1,856       United Healthcare Corporation                                          109,023            116,232
     1,954       UST Incorporated                                                        54,882             57,155
       742       Wellpoint Health Networks                                               64,195             62,977
     1,609       Winn-Dixie Stores Incorporated                                          63,310             59,432
     1,236       Wm. Wrigley Jr Company                                                 110,326            111,240
                                                                                    -----------        -----------
                                                                                    $15,340,937        $16,436,062
                 CONSUMER--DISCRETIONARY--8.90%
       688       Adobe Systems Incorporated                                         $    31,568        $    56,524
       426       Adolph Coors Company Class B                                            18,805             21,087
       588       Alberto-Culver Company                                                  15,930             15,656
     4,480       Albertson's Incorporated                                               215,135            231,000
     5,962       Allied Signal Incorporated                                             259,326            375,606
    11,572       America Online Incorporated+                                         1,048,735          1,278,706
     1,720       AMR Corporation+                                                       116,926            117,390
     1,876       AmSouth Bancorp                                                         60,937             43,500
     1,637       AutoZone Incorporated+                                                  49,397             49,315
     2,832       Avon Products Incorporated                                             116,169            157,176
     4,189       Boston Scientific Corporation+                                         142,600            184,054
       771       Brown-Forman Corporation                                                48,128             50,260
       955       Brunswick Corporation                                                   24,214             26,621

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1999
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
     8,242       Cendant Corporation+                                               $   156,337        $   168,961
     1,565       Ceridian Corporation                                                    46,291             51,156
     1,100       Circuit City Stores Incorporated                                        54,005            102,300
    26,323       Coca-Cola Company                                                    1,928,596          1,645,188
     1,184       Consolidated Stores Corporation+                                        37,904             31,968
       789       Cooper Tire & Rubber Company                                            16,203             18,640
     2,312       Costco Companies Incorporated+                                         143,696            185,105
       453       Cummins Engine Company Incorporated                                     20,280             25,878
     4,754       Dayton-Hudson Corporation                                              227,757            309,010
     1,471       Delta Air Lines Incorporated                                            83,256             84,766
     1,136       Dillards Incorporated                                                   38,981             39,902
     2,407       Dollar General Corporation                                              61,950             69,803
    11,959       DuPont (E.I.) de Nemours and Company                                   799,328            816,949
     3,351       Eastman Kodak Company                                                  245,374            227,030
       730       Eaton Corporation                                                       57,080             67,160
     2,207       Federated Department Stores Incorporated+                              105,819            116,833
     4,629       First Data Corporation                                                 151,318            226,532
    12,967       Ford Motor Company                                                     659,932            731,825
       925       Fruit Of The Loom - Limited+                                            23,170              9,019
     9,158       Gap Incorporated                                                       264,507            461,334
     6,876       General Motors Corporation                                             407,628            453,816
     1,880       Genuine Parts Company                                                   62,879             65,800
    11,884       Gillette Company                                                       635,109            487,244
     1,665       Goodyear Tire & Rubber Company                                         102,767             97,923
       735       Harcourt General Incorporated                                           38,647             37,898
     1,396       Harrah's Entertainment Incorporated+                                    27,439             30,712
     2,102       Hasbro Incorporated                                                     51,932             58,725
     2,813       Hilton Hotels Corporation                                               49,067             39,909
     1,153       International Flavors & Fragrances Incorporated                         50,680             51,164
     2,803       J C Penney Company Incorporated                                        167,843            136,121
     5,232       K-Mart Corporation+                                                     88,974             86,001
       765       King World Productions Incorporated+                                    20,076             26,632
     1,700       Kohls Corporation+                                                      97,211            131,219
     2,324       Limited Incorporated                                                    74,443            105,452
       664       Liz Claiborne Incorporated                                              26,386             24,236
       432       Longs Drug Stores Corporation                                           14,114             14,931
     2,642       Marriott International                                                  84,978             98,745
     4,427       Mattel Incorporated                                                    146,534            117,039
     3,607       May Department Stores Company+                                         149,234            147,436
       961       Maytag Corporation                                                      52,162             66,970
    14,512       McDonald's Corporation                                                 488,994            599,527
     2,189       Mirage Resorts Incorporated+                                            43,996             36,666
     2,957       Newell Rubbermaid Incorporated                                         133,732            137,501
     2,995       Nike Incorporated                                                      139,122            189,621
     1,545       Nordstrom Incorporated                                                  51,145             51,758
    15,412       Oracle Systems Corporation+                                            308,485            572,171
       868       PACCAR Incorporated                                                     44,205             46,330
       613       Pep Boys-Manny Moe & Jack                                               10,754             13,256
    15,776       Pepsico Incorporated                                                   599,494            610,334
       503       Polaroid Corporation                                                    15,632             13,895
       583       Reebok International Limited+                                           14,143             10,858

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1999
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
     2,794       Rite Aid Corporation                                               $    96,498        $    68,802
       396       Russell Corporation                                                      9,897              7,722
     4,583       Seagram Company Limited                                                187,590            230,869
     4,094       Sears Roebuck & Company                                                216,742            182,439
     3,008       Service Corporation International                                      101,249             57,904
     2,647       Solectron Corporation+                                                 124,548            176,522
       238       Springs Industries Incorporated                                          9,996             10,383
     2,080       Tandy Corporation                                                       51,397            101,660
     3,453       TJX Companies Incorporated                                              86,821            115,028
     2,763       Toys "R" Us Incorporated+                                               65,294             57,160
     1,627       Tricon Global Restaurants Incorporated+                                 62,259             88,061
     1,251       TRW Incorporated                                                        64,394             68,649
       877       US Air Group Incorporated+                                              56,754             38,204
     1,239       V.F. Corporation                                                        59,578             52,967
     7,332       Viacom Incorporated+                                                   237,033            322,608
    47,497       Wal-Mart Stores Incorporated                                         1,514,457          2,291,730
    10,659       Walgreen's Company                                                     230,157            313,108
     9,062       Warner Lambert Company                                                 605,099            628,676
     1,324       Wendy's International Incorporated                                      31,281             37,486
       850       Whirlpool Corporation                                                   51,122             62,900
     7,102       Xerox Corporation                                                      378,065            419,462
                                                                                    -----------        -----------
                                                                                    $15,707,690        $17,888,484
                 ENERGY & RELATED--3.71%
       969       Amerada Hess Corporation                                           $    52,511        $    57,656
     5,420       Amgen Incorporated+                                                    206,755            329,943
     1,368       Anadarko Petroleum Corporation                                          46,881             50,360
       788       Ashland Incorporated                                                    39,432             31,619
     3,430       Atlantic Richfield Corporation                                         250,862            286,619
     3,498       Baker Hughes Incorporated                                               91,172            117,183
     1,873       Burlington Resources Incorporated                                       74,027             81,007
     6,960       Chevron Corporation                                                    578,598            662,505
     1,201       CMS Energy Corporation                                                  53,480             50,292
       206       Eastern Enterprises                                                      8,536              8,189
       875       Eastman Chemical Company                                                51,129             45,281
    25,909       Exxon Corporation                                                    1,857,465          1,998,232
     4,692       Halliburton Company                                                    195,950            212,313
       548       Helmerich & Payne Incorporated                                          12,990             13,049
       908       Kerr McGee Corporation                                                  47,586             45,570
     8,398       Mobil Corporation                                                      665,788            831,402
         0       Octel Corporation+                                                           6                  3
     2,662       Phillips Petroleum Company                                             122,736            133,932
       900       Rowan Companies Incorporated+                                           18,182             16,594
    22,934       Royal Dutch Petroleum Company - Sponsored ADR                        1,210,450          1,381,758
     5,806       Schlumberger Limited                                                   368,047            369,770
     1,087       Sigma Aldrich Corporation                                               36,656             37,434
     1,024       Sunoco Incorporated                                                     38,124             30,912
     5,731       Texaco Incorporated                                                    337,099            358,188
     1,823       Thermo Electron Corporation+                                            49,436             36,574
     2,732       Union Pacific Resources Group Incorporated                              45,461             44,566

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1999
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
     2,550       Unocal Corporation                                                 $    92,052        $   101,044
     3,337       USX-Marathon Group                                                     106,481            108,661
       810       W.R. Grace & Company+                                                   13,741             14,884
                                                                                    -----------        -----------
                                                                                    $ 6,671,633        $ 7,455,540
                 FINANCE & RELATED--8.87%
     1,467       Aetna Incorporated                                                 $   113,292        $   131,205
     8,632       Allstate Corporation                                                   370,779            309,673
     4,788       American Express Corporation                                           494,953            623,039
     2,724       American General Corporation                                           185,742            205,322
    13,266       American International Group Incorporated                            1,182,318          1,552,951
     7,774       Associates First Capital Corporation                                   294,922            344,485
    12,638       Banc One Corporation                                                   665,314            752,751
    18,583       Bank Of America Corporation                                          1,298,184          1,362,366
     8,128       Bank of New York Incorporated                                          252,222            298,196
     3,158       BankBoston Corporation                                                 149,979            161,453
     3,356       BB&T Corporation                                                       116,811            123,123
     1,277       Bear Stearns & Company Incorporated                                     61,801             59,700
     2,136       Capital One Financial Corporation                                       88,886            118,949
     4,335       Charles Schwab Corporation                                             165,446            476,308
     8,943       Chase Manhattan Corporation                                            610,805            774,687
     1,642       Chubb Corporation                                                      117,602            114,119
     2,129       CIGNA Corporation                                                      150,643            189,481
    36,054       Citigroup Incorporated                                               1,388,991          1,712,565
     1,672       Comerica Incorporated                                                  106,156             99,380
     1,199       Countrywide Credit Industries Incorporated                              54,287             51,257
     7,385       Federal Home Loan Mortgage Corporation                                 357,015            428,330
    10,950       Federal National Mortgage Association                                  684,028            748,706
    10,351       First Union Corporation                                                588,667            486,497
     7,102       Firstar Corporation                                                    217,357            198,856
     6,125       Fleet Financial Group Incorporated                                     248,167            271,797
     2,726       Franklin Resources Incorporated                                        121,834            110,744
       608       Golden West Financial                                                   58,105             59,584
     1,009       H&R Block Incorporated                                                  43,987             50,450
     2,422       Hartford Financial Services Group                                      130,614            141,233
     5,074       Household International Incorporated                                   217,500            240,381
     1,813       JP Morgan & Company Incorporated                                       221,897            254,727
     4,834       KeyCorp                                                                168,364            155,292
     1,244       Lehman Brothers Holdings                                                81,271             77,439
     2,204       Lincoln National Corporation                                            99,231            115,297
     2,783       Marsh & McLennan Companies Incorporated                                166,497            210,117
     1,090       MBIA Incorporated                                                       73,626             70,578
     8,578       MBNA Corporation                                                       192,307            262,701
     5,603       Mellon Bank Corporation                                                189,917            203,809
     1,694       Mercantile Bancorporation                                               85,315             96,770
     3,855       Merrill Lynch & Company Incorporated                                   315,740            308,159
     1,172       MGIC Investment Corporation                                             61,479             54,938
     6,091       Morgan Stanley Dean Witter & Company                                   473,730            624,328
     3,402       National City Corporation                                              227,281            222,831
     1,236       Northern Trust Corporation                                              92,780            119,892

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1999
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
     1,577       Painewebber Group Incorporated                                     $    67,460        $    73,725
     3,261       PNC Bank Corporation                                                   179,400            187,915
     1,555       Providian Financial Corporation                                         90,798            145,393
     1,049       Republic New York Corporation                                           60,041             71,529
     1,412       Safeco Corporation                                                      62,623             62,305
     1,749       SLM Holding Corporation                                                 80,614             80,126
     1,794       SouthTrust Corporation                                                  71,849             68,845
     2,486       St. Paul Companies Incorporated                                         95,790             79,086
     1,679       State Street Corporation                                               114,889            143,345
     1,846       Summit Bancorp                                                          82,827             77,186
     3,399       SunTrust Banks Incorporated                                            250,689            236,018
     2,870       Synovus Financial Corporation                                           63,918             57,041
     1,453       Torchmark Corporation                                                   51,870             49,584
     1,308       Transamerica Corporation                                                74,995             98,100
     7,718       U.S. Bancorporation                                                    299,684            262,412
     2,195       Wachovia Corporation                                                   180,578            187,810
     6,354       Washington Mutual Incorporated                                         260,649            224,773
    17,628       Wells Fargo & Company**                                                638,322            753,597
                                                                                    -----------        -----------
                                                                                    $15,712,838        $17,833,256
                 GENERAL BUSINESS & RELATED--4.81%
     2,873       AFLAC Incorporated                                                 $   146,919        $   137,545
     2,135       Allegheny Teledyne Incorporated                                         46,662             48,304
       705       American Greetings Corporation                                          31,626             21,238
     2,768       AON Corporation                                                        116,099            114,180
     6,616       Automatic Data Processing Incorporated                                 233,652            291,104
     2,558       BMC Software Incorporated+                                             134,920            138,132
     1,913       Cabletron Systems Incorporated+                                         22,020             24,869
     7,646       CBS Corporation+                                                       254,031            332,123
     3,499       Clear Channel Communications Incorporated+                             196,938            241,212
     7,943       Comcast Corporation                                                    180,853            305,309
     5,653       Computer Associates International Incorporated                         275,344            310,915
     6,044       Delphi Automotive Systems Corporation+                                 105,651            112,192
       821       Deluxe Corporation                                                      28,161             31,968
     1,034       Dow Jones & Company Incorporated                                        51,400             54,867
     5,259       Electronic Data Systems Corporation                                    222,807            297,462
     1,594       Equifax Incorporated                                                    58,938             56,886
     3,185       FDX Corporation+                                                       108,654            172,786
     2,988       Gannett Company Incorporated                                           193,452            213,269
     1,886       General Instrument Corporation+                                         52,948             80,155
     2,886       Homestake Mining Company                                                29,141             23,629
     1,533       Interpublic Group Companies Incorporated                                98,242            132,796
     1,126       Jefferson Pilot Corporation                                             67,643             74,527
       423       Jostens Incorporated                                                     9,850              8,909
       800       Knight-Ridder Incorporated                                              43,192             43,950
     1,193       Loews Corporation                                                      107,985             94,396
    32,421       Lucent Technologies Incorporated                                     1,352,702          2,186,391
     2,157       McGraw-Hill Incorporated                                                93,124            116,343
     6,470       Media One Group Incorporated+                                          291,252            481,206
       563       Meredith Corporation                                                    21,948             19,494
       475       National Service Industries Incorporated                                20,842             17,100

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1999
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
     1,925       New York Times Company+                                            $    64,368        $    70,864
     3,146       Nextel Communications Incorporated+                                     84,116            157,890
     1,467       Provident Companies Incorporated                                        53,756             58,680
     1,426       RR Donnelley & Sons Company                                             59,772             52,851
     4,998       Staples Incorporated+                                                  106,519            154,626
     1,602       Textron Incorporated                                                   122,007            131,865
    12,729       Time Warner Incorporated                                               600,471            916,488
       729       Times Mirror Company+                                                   44,181             43,193
     1,252       Tribune Company                                                         83,259            109,081
     5,419       U.S. West Incorporated                                                 287,858            318,366
     5,159       United Technologies Corporation                                        259,514            369,836
     1,528       UNUM Corporation                                                        81,336             83,658
    21,991       Walt Disney Company                                                    776,490            677,598
     6,514       Waste Management Incorporated                                          333,146            350,128
                                                                                    -----------        -----------
                                                                                    $ 7,553,789        $ 9,678,381
                 MANUFACTURING PROCESSING--4.75%
    16,191       Abbott Laboratories                                                $   661,988        $   736,691
     2,074       AES Corporation+                                                        83,156            120,551
     2,458       Air Products & Chemicals Incorporated                                   97,787             98,935
     2,400       Alcan Aluminum Limited                                                  67,761             76,650
     3,896       Alcoa Incorporated                                                     145,842            241,065
     5,028       Anheuser-Busch Incorporated                                            268,070            356,674
     1,162       Apache Corporation                                                      34,089             45,318
       472       Asarco Incorporated                                                      9,477              8,880
     1,237       Avery Dennison Corporation                                              64,737             74,684
       828       B.F. Goodrich Company                                                   35,358             35,190
       375       Ball Corporation                                                        15,779             15,844
     4,191       Barrick Gold Corporation                                                80,237             81,201
     2,357       Battle Mountain Gold Company                                            12,382              5,745
     3,118       Baxter International Incorporated                                      181,513            189,029
       565       Bemis Company Incorporated                                              22,055             22,459
     2,200       Best Buy Company Incorporated+                                         145,256            148,500
     1,519       Bethlehem Steel Corporation+                                            15,853             11,677
       579       C R Bard Incorporated                                                   22,883             27,683
     2,921       Cardinal Health Incorporated                                           199,735            187,309
     6,592       Carnival Corporation                                                   288,921            319,712
     1,782       Cincinnati Financial Corporation                                        69,538             66,936
     3,919       Compuware Corporation+                                                 142,948            124,673
     3,467       Conseco Incorporated                                                   135,991            105,527
     1,289       Crown Cork & Seal Company                                               56,073             36,737
     1,043       Cyprus Amax Minerals Company                                            14,631             15,841
    27,096       Dell Computer Corporation+                                             752,290          1,002,552
     2,253       Dow Chemical Company                                                   215,116            285,849
     1,790       Dun & Bradstreet Corporation                                            54,023             63,433
     1,348       Ecolab Incorporated                                                     43,563             58,807
    10,802       EMC Corporation+                                                       333,750            594,110
     1,301       Engelhard Corporation                                                   26,092             29,435
     2,861       Fifth Third Bancorp                                                    167,219            190,435
       353       FMC Corporation+                                                        24,200             24,114
     2,355       Fort James Corporation                                                  95,352             89,196

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1999
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
     1,819       Fortune Brands Incorporated                                        $    63,795        $    75,261
       608       Great Lakes Chemical Corporation                                        24,926             28,006
     3,248       Guidant Corporation+                                                   128,626            167,069
     1,168       HCR Manor Care+                                                         37,742             28,251
     1,108       Hercules Incorporated                                                   40,736             43,558
     1,269       Honeywell Incorporated                                                 102,857            147,045
     2,278       Huntington Bancshares Incorporated                                      69,133             79,730
     1,664       IKON Office Solutions Incorporated                                      26,812             24,960
     2,016       Inco Limited                                                            27,878             36,288
     4,432       International Paper Company                                            198,636            223,816
       965       ITT Industries Incorporated                                             34,537             36,791
     1,209       Kansas City Southern Industries Incorporated                            68,457             77,149
     5,695       Kimberly-Clark Corporation                                             274,128            324,615
       614       McDermott International Incorporated                                    19,876             17,346
     1,126       Mead Corporation                                                        36,452             47,011
       419       Milacron Incorporated                                                    9,657              7,752
     6,720       Monsanto Company                                                       340,734            265,020
        53       Nacco Industries Incorporated                                            7,720              3,896
       657       Nalco Chemical Company                                                  22,814             34,082
     1,866       Newmont Mining Corporation                                              42,173             37,087
       975       Nucor Corporation                                                       47,649             46,252
     3,681       Occidental Petroleum Corporation                                        89,136             77,761
     4,000       Office Depot Incorporated+                                              90,124             88,250
     1,684       Owens-Illinois Incorporated+                                            62,446             55,046
     2,569       Peoplesoft Incorporated+                                                72,191             44,315
       602       Phelps Dodge Corporation                                                34,848             37,286
     3,426       Placer Dome Incorporated                                                40,938             40,470
     1,854       PPG Industries Incorporated                                            118,740            109,502
     1,671       Praxair Incorporated                                                    75,669             81,775
       729       Progressive Corporation                                                 94,588            105,705
     2,357       Regions Financial Corporation                                           84,368             90,597
       678       Reynolds Metals Company                                                 38,583             40,002
     2,312       Rohm & Haas Company                                                     85,936             99,127
     2,488       Seagate Technology Incorporated+                                        66,002             63,755
     2,611       Sempra Energy                                                           68,326             59,074
     1,837       Sherwin Williams Company                                                56,058             50,977
       588       Temple-Inland Incorporated                                              34,359             40,131
     1,810       Tenneco Incorporated                                                    66,401             43,214
     8,672       Tyco International Limited                                             517,520            821,672
     1,383       Union Carbide Corporation                                               65,980             67,421
     1,494       Union Planters Corporation                                              72,170             66,763
     2,841       Unisys Corporation+                                                     75,789            110,621
       979       USX - US Steel Group                                                    29,821             26,433
     1,048       Watson Pharmaceuticals Incorporated                                     46,885             36,746
     1,101       Westvaco Corporation                                                    30,072             31,929
     1,088       Worthington Industries Incorporated                                     15,711             17,884
                                                                                    -----------        -----------
                                                                                    $ 8,241,664        $ 9,548,883

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1999
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
                 SHELTER & RELATED--0.95%
       465       Armstrong World Industries Incorporated                            $    30,882        $    26,883
       583       Boise Cascade Corporation                                               18,910             25,069
       603       Centex Corporation                                                      22,650             22,650
     1,051       Champion International Corporation                                      46,879             50,317
       719       Crane Company                                                           21,949             22,604
       413       Fleetwood Enterprises Incorporated                                      14,536             10,919
     1,861       Georgia-Pacific Corporation                                             62,963             88,165
    15,774       Home Depot Incorporated                                                700,979          1,016,437
       539       Kaufman & Broad Home Corporation                                        13,672             13,408
     1,156       Louisiana-Pacific Corporation                                           23,190             27,455
     3,993       Lowe's Company Incorporated                                            168,316            226,353
     3,694       Masco Corporation                                                      104,331            106,664
       564       Owens Corning Fiberglass Corporation                                    22,050             19,388
       263       Potlatch Corporation                                                    10,702             11,556
       482       Pulte Corporation                                                       12,700             11,146
       970       Stanley Works                                                           39,520             31,222
     2,059       Weyerhaeuser Company                                                   105,662            141,556
     1,163       Willamette Industries Incorporated                                      40,108             53,571
                                                                                    -----------        -----------
                                                                                    $ 1,459,999        $ 1,905,363
                 TECHNOLOGY--0.02%
       800       Network Appliance Incorporated+                                    $    41,989        $    44,700
                                                                                    -----------        -----------
                 TRANSPORTATION--0.33%
     5,057       Burlington Northern Santa Fe                                       $   166,109        $   156,767
     2,287       CSX Corporation                                                        107,538            103,630
     1,767       Dana Corporation                                                        83,792             81,392
     3,635       Laidlaw Incorporated                                                    39,075             26,808
     4,065       Norfolk Southern Corporation                                           127,408            122,458
       734       Ryder Systems Incorporated                                              22,449             19,084
     2,682       Union Pacific Corporation                                              135,221            156,394
                                                                                    -----------        -----------
                                                                                    $   681,592        $   666,533
                 UTILITIES--6.17%
     3,029       Alltel Corporation                                                 $   150,654        $   216,574
     1,480       Ameren Corporation                                                      58,006             56,795
    33,954       American Telephone & Telegraph Corporation                           1,395,866          1,895,058
    16,502       Bell Atlantic Corporation                                              804,860          1,078,818
    20,182       BellSouth Corporation                                                  734,687            946,031
     1,618       Carolina Power & Light Company                                          68,646             69,271
     2,293       Central & South West Corporation                                        61,132             53,599
     1,515       Centurytel Incorporated                                                 68,522             60,221
     1,710       Cinergy Corporation                                                     56,353             54,720
     2,290       Coastal Corporation                                                     78,422             91,600
       903       Columbia Energy Group                                                   48,255             56,607
     2,473       Consolidated Edison Incorporated                                       113,693            111,903
     1,050       Consolidated Natural Gas Company                                        56,702             63,788
     1,596       Constellation Energy Group                                              48,950             47,282

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1999
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
     1,587       Detroit Energy Company                                             $    64,242        $    63,480
     2,014       Dominion Resources Incorporated                                         81,831             87,231
     3,900       Duke Energy Corporation                                                229,578            212,063
     3,825       Edison International                                                   108,493            102,319
     3,738       Enron Corporation                                                      209,523            305,582
     2,595       Entergy Corporation                                                     71,833             81,094
     2,512       First Energy Corporation                                                74,682             77,872
     1,000       Florida Progress Corporation                                            42,275             41,313
     1,907       FPL Group Incorporated                                                 116,278            104,170
     1,896       Frontier Corporation                                                    65,850            111,864
     1,337       GPU Incorporated                                                        52,054             56,405
    10,412       GTE Corporation                                                        608,785            788,058
    19,847       MCI Worldcom Incorporated+                                           1,090,051          1,711,804
     2,045       Niagara Mohawk Holdings Incorporated                                    30,272             32,848
       535       NICOR Incorporated                                                      20,518             20,363
     7,132       Nortel Networks Corporation                                            399,386            619,147
     1,661       Northern States Power Company                                           45,304             40,175
       376       Oneok Incorporated                                                      12,836             11,938
     3,243       PacifiCorp                                                              69,450             59,590
     2,079       PECO Energy Company                                                     66,849             87,448
       332       Peoples Energy Corporation                                              12,099             12,512
     4,095       PG&E Corporation                                                       127,613            133,088
     1,642       PP & L Resources Incorporated                                           39,169             50,492
     2,338       Public Services Enterprise Group                                        82,748             95,566
     3,124       Reliant Energy Incorporated                                             91,364             86,301
    20,969       SBC Communications Incorporated                                        926,693          1,216,202
     1,154       Sonat Incorporated                                                      41,709             38,226
     7,457       Southern Company                                                       200,125            197,611
     9,224       Sprint Corporation (FON Group)                                         326,097            487,143
     4,702       Sprint Corporation (PCS Group)+                                        108,385            268,602
     3,002       Texas Utilities Company                                                124,725            123,833
     2,269       Unicom Corporation                                                      79,822             87,498
     4,582       Williams Companies Incorporated                                        146,466            195,021
                                                                                    -----------        -----------
                                                                                    $ 9,511,853        $12,409,126
                 TOTAL COMMON STOCKS                                                $99,437,234        $119,874,624
                 (Cost $99,437,231)

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1999
(UNAUDITED)

                                                                              INTEREST       MATURITY
PRINCIPAL                               SECURITY NAME                           RATE           DATE             VALUE
                 U.S. TREASURY SECURITIES--37.83%
                 U.S. TREASURY BONDS--37.83%
$3,750,000       U.S. Treasury Bonds                                            5.25%        11/15/28       $   3,324,038
 1,600,000       U.S. Treasury Bonds                                            5.25         02/15/29           1,437,504
 2,050,000       U.S. Treasury Bonds                                            5.50         08/15/28           1,877,021
 4,200,000       U.S. Treasury Bonds                                            6.00         02/15/26           4,098,276
 3,750,000       U.S. Treasury Bonds                                            6.13         11/15/27           3,724,800
 4,150,000       U.S. Treasury Bonds                                            6.25         08/15/23           4,169,464
 3,700,000       U.S. Treasury Bonds                                            6.38         08/15/27           3,791,353
 1,100,000       U.S. Treasury Bonds                                            6.50         11/15/26           1,142,801
 2,150,000       U.S. Treasury Bonds                                            6.63         02/15/27           2,270,594
 1,650,000       U.S. Treasury Bonds                                            6.75         08/15/26           1,766,523
 2,550,000       U.S. Treasury Bonds                                            6.88         08/15/25           2,764,353
 2,650,000       U.S. Treasury Bonds                                            7.13         02/15/23           2,936,942
 2,150,000       U.S. Treasury Bonds                                            7.25         08/15/22           2,407,334
 2,050,000       U.S. Treasury Bonds                                            7.50         11/15/24           2,383,125
 1,900,000       U.S. Treasury Bonds                                            7.63         11/15/22           2,214,982
 2,150,000       U.S. Treasury Bonds                                            7.63         02/15/25           2,535,990
 2,350,000       U.S. Treasury Bonds                                            7.88         02/15/21           2,789,521
 6,600,000       U.S. Treasury Bonds                                            8.00         11/15/21           7,958,148
 3,650,000       U.S. Treasury Bonds                                            8.13         08/15/19           4,408,507
 2,200,000       U.S. Treasury Bonds                                            8.13         05/15/21           2,679,182
 1,600,000       U.S. Treasury Bonds                                            8.13         08/15/21           1,950,752
 3,700,000       U.S. Treasury Bonds                                            8.50         02/15/20           4,640,022
 2,100,000       U.S. Treasury Bonds                                            8.75         05/15/20           2,698,500
 4,750,000       U.S. Treasury Bonds                                            8.75         08/15/20           6,109,688
                                                                                                            -------------
                 TOTAL U.S. TREASURY SECURITIES                                                             $  76,079,420
                 (Cost $78,311,323)
                 SHORT-TERM INSTRUMENTS--1.78%
                 U.S. TREASURY BILLS--1.78%
$2,416,000       U.S. Treasury Bills                                            4.17%        07/15/99       $   2,411,731
 1,182,000       U.S. Treasury Bills                                            4.32         08/12/99           1,175,918
                                                                                                            -------------
                 TOTAL SHORT-TERM INSTRUMENTS                                                               $   3,587,649
                 (Cost $3,588,131)

                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $181,336,685)* (Notes 1 and 3)     99.22%                                             $199,541,693
                 Other Assets and Liabilities, Net         0.78                                                 1,574,782
                                                         ------                                              ------------
                 TOTAL NET ASSETS                        100.00%                                             $201,116,475
                                                         ======                                              ============

--------------------------------------------------------------------------------
** Security of an affiliate of the Fund with a cost of $638,322
 + Non-income earning securities.
 * Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

                  Gross Unrealized Appreciation          $ 23,129,812
                  Gross Unrealized Depreciation            (4,924,842)
                                                         ------------
                  NET UNREALIZED APPRECIATION            $ 18,204,970
                                                         ============

The accompanying notes are an integral part of these financial statements.

                             LAT EQUITY VALUE FUND

     The Life & Annuity Trust ("LAT") Equity Value Fund (the "Fund") seeks to provide investors with long-term capital appreciation. The Fund invests primarily in common stocks, and may invest in debt securities that are convertible into common stocks of both domestic and foreign companies, implementing a value strategy that targets "out of favor" stocks. Our portfolio managers believe these companies are underpriced relative to indicators, making them hidden opportunities for capital appreciation.

     Rex Wardlaw and Allen Wisniewski manage the LAT Equity Value Fund. Mr. Wardlaw brings 12 years of investment experience to the Fund. He specializes in value-style investing and has been managing investments at Wells Fargo and Wells Capital Management since 1993. Mr. Wardlaw earned a BA in chemistry from Northwest Nazarene College and an MBA with honors in finance from the University of Oregon. He also is a Chartered Financial Analyst. Mr. Wisniewski received his BA and MBA in economics and finance from the University of California at Los Angeles. In his 14 years of experience in the securities industry his main focus has been on equities. Mr. Wisniewski is a Chartered Financial Analyst and a member of the Los Angeles Society of Financial Analysts. The fund managers work together to bring disciplined investment experience to equity investing.

PERFORMANCE SUMMARY

     The LAT Equity Value Fund reported a cumulative total return of 8.05% during the six-month period ended June 30, 1999, underperforming its benchmark, the S&P Index, which returned 12.38% over the same period.

     Value stocks (which include many cyclical stocks) rebounded strongly in the second quarter, with companies like Honeywell, IBM, Owens Illinois and Eaton Corp. delivering strong performances. Financial and utility stocks represented a larger portion of the portfolio, but performance in these sectors was limited by the rising interest rate environment. Financial holdings were up only marginally, and utilities were actually down for the second quarter of 1999 and year-to-date. Overall, the portfolio is benefiting from greater investor focus on fundamental valuations and a rotation into previously ignored stocks.

     The Fund's share price increased from $9.55 on December 31, 1998, to $10.27 on June 30, 1999. The Fund distributed $0.05 per share in dividend income and no capital gains were distributed during the six-month period. Keep in mind that past performance is no guarantee of future results.

AVERAGE ANNUAL TOTAL RETURN (AS OF JUNE 30, 1999)(1)

Year-to-date                                  8.05%
1-Year                                        6.77%
Since Inception (5/1/98)                      3.41%

PORTFOLIO REVIEW

PORTFOLIO DATA

Number of Issues                                         62
Portfolio Turnover                                      57%
Weighted Median Market Cap ($B)                       $23.7
Weighted Average P/E (trailing 12-months)             24.7x
Weighted Average P/B                                   4.4x

     During the period, we increased the average market capitalization of the portfolio, positioning the portfolio in more large cap value stocks, while reducing our holdings of some underperforming smaller value stocks. We feel the larger cap stocks have significant performance potential for the balance of this year, boosted by a strong economy. We also increased our weighting in technology issues, but in keeping with our management philosophy we added stocks with compelling valuations, like Apple Computer and American Power Conversion. Another significant addition to the Fund was Honeywell Corp., which we bought early in the year.

TOP FIVE INDUSTRY HOLDINGS(2)

Finance & Related                                25%
Utilities                                        15%
Capital Goods                                    13%
Energy & Related                                  9%
Consumer -- Discretionary                         8%

     Honeywell Corp. has been our top performing stock this year. We also sold several utility stocks early in the year, anticipating that a further increase in interest rates would hurt performance of these stocks. We are currently underweight in the pharmaceutical sector, as we feel there is very little of compelling value there.

TOP 10 EQUITY HOLDINGS (AS OF JUNE 30, 1999)(2)

Mobil Corporation                                      4.3%
IBM Corporation                                        3.8%
AT&T Corporation                                       3.5%
Cigna Corporation                                      3.5%
Citigroup Incorporated                                 2.9%
GTE Corporation                                        2.8%
Chase Manhattan Corporation                            2.7%
Raytheon Company Class B                               2.7%
Ameritech Corporation                                  2.6%
SLM Holding Corporation                                2.5%

STRATEGIC OUTLOOK

     We believe that the economy remains strong, and a majority of companies have the potential to continue to report strong earnings growth for the balance of this year. The Federal Reserve Board modestly raised short term interest rates, tacitly acknowledging the strength of the economy and gently applying the brakes (higher interest rates). These conditions bode well for the stocks in our Fund, as our positions in financial, telecommunications, capital goods, technology and energy companies should perform very well in the current market environment. Our underweighted positions in pharmaceutical and consumer cyclical companies reflect our belief that many of the companies in these sectors are fairly valued and are not compelling investment opportunities at this time.

     The overall outlook for the economy is good, with benign inflation and healthy corporate earnings continuing. While the Y2K issue is not expected to be a factor for any of the largest domestic companies, there are mixed signs about the impact of Y2K on the latter half of this year. Some companies, like food and beverage firms, are expecting to see a noticeable surge in orders for the year end. Other companies, primarily technology firms, expect to see slowing sales as firms slow their orders over year-end. In any event, the overall Y2K issue is not expected to have a meaningful long term impact on the strength of the US economy. As such, we expect the second half of 1999 to be strong, and expect value stocks to continue to perform well relative to the market.
---------------
(1) These figures assume the contract owner is still invested at the end of the reporting period. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges.

During the six-month reporting period ended June 30, 1999, the Fund's advisor and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, which can be discontinued at any time, the Fund's returns would have been lower.

The "S&P 500 Index" is a trademark of Standard & Poor's Corporation. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. The Index does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance returns would have been lower.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one sector. The composition of the Fund's portfolio is subject to change.

(2) Percentages reflect market value of portfolio.

LIFE & ANNUITY TRUST EQUITY VALUE FUND--JUNE 30, 1999
(UNAUDITED)

  SHARES                                SECURITY NAME                                  COST              VALUE
                 COMMON STOCKS--94.92%
                 CAPITAL GOODS--12.84%
     7,825       Ameritech Corporation                                              $   445,113       $   575,138
     9,775       Apple Computer Incorporated+                                           367,525           452,705
     3,375       Emerson Electric Company                                               200,027           212,203
     6,475       International Business Machines Corporation                            550,178           836,894
     4,900       Lockheed Martin Corporation                                            210,277           182,525
     8,350       Raytheon Company                                                       488,520           587,631
                                                                                    -----------       -----------
                                                                                    $ 2,261,640       $ 2,847,096
                 CONSUMER-BASIC--3.50%
    30,675       Foundation Health Systems Incorporated+                            $   420,330       $   460,125
     3,136       Philips Electronics                                                    253,178           316,344
                                                                                    -----------       -----------
                                                                                    $   673,508       $   776,469
                 CONSUMER-DISCRETIONARY--7.75%
     4,450       DuPont (E.I.) de Nemours and Company                               $   290,351       $   303,991
     4,675       Eaton Corporation                                                      361,010           430,100
    31,925       Food Lion Incorporated                                                 318,664           369,133
     3,500       General Motors Corporation                                             230,148           231,000
    15,625       Rite Aid Corporation                                                   398,329           384,766
                                                                                    -----------       -----------
                                                                                    $ 1,598,502       $ 1,718,990
                 ENERGY & RELATED--9.01%
     2,725       Atlantic Richfield Corporation                                     $   188,393       $   227,708
     1,250       Chevron Corporation                                                    105,114           118,984
     9,650       Mobil Corporation                                                      855,181           955,350
     3,950       Phillips Petroleum Company                                             180,547           198,734
     2,900       Texaco Incorporated                                                    172,641           181,250
     9,700       USX -- Marathon Group                                                  298,480           315,856
                                                                                    -----------       -----------
                                                                                    $ 1,800,356       $ 1,997,882
                 FINANCE & RELATED--24.95%
     1,725       American International Group Incorporated                          $   206,788       $   201,933
     8,903       Banc One Corporation                                                   475,070           530,285
     5,625       Bank Of America Corporation                                            360,737           412,383
     6,975       Chase Manhattan Corporation                                            478,408           604,209
     8,600       CIGNA Corporation                                                      672,612           765,400
    13,738       Citigroup Incorporated                                                 570,044           652,555
     3,200       First Union Corporation                                                178,619           150,400
     5,975       Hartford Financial Services Group                                      330,330           348,417
     5,575       Household International Incorporated                                   267,543           264,116
     3,925       Morgan Stanley Dean Witter & Company                                   364,572           402,313
    12,275       SLM Holding Corporation                                                541,000           562,348
     7,025       U.S. Bancorporation                                                    247,399           238,850
     6,825       Union BanCal Corporation                                               221,720           246,553
     4,350       Washington Mutual Incorporated                                         177,498           153,881
                                                                                    -----------       -----------
                                                                                    $ 5,092,340       $ 5,533,643

LIFE & ANNUITY TRUST EQUITY VALUE FUND--JUNE 30, 1999
(UNAUDITED)

  SHARES                                SECURITY NAME                                  COST              VALUE
                 GENERAL BUSINESS & RELATED--7.17%
    12,550       American Power Conversion Corporation+                             $   191,575       $   252,569
     2,441       Delphi Automotive Systems Corporation+                                  45,660            45,311
    22,750       Fremont General Corporation                                            492,625           429,406
     7,450       UNUM Corporation                                                       416,431           407,888
     8,480       Waste Management Incorporated                                          421,447           455,800
                                                                                    -----------       -----------
                                                                                    $ 1,567,738       $ 1,590,974
                 MANUFACTURING PROCESSING--9.87%
     3,075       Bowater Incorporated                                               $   154,954       $   145,294
     6,350       Conseco Incorporated                                                   207,131           193,278
     4,200       Fort James Corporation                                                 160,862           159,075
     4,450       Honeywell Incorporated                                                 380,841           515,644
     2,500       Mead Corporation                                                       106,388           104,375
     3,925       Montana Power Company                                                  224,703           276,713
     9,975       Owens-Illinois Incorporated+                                           290,998           326,058
    13,475       Sherwin Williams Company                                               377,909           373,931
     3,625       Transocean Offshore Incorporated                                        94,609            95,156
                                                                                    -----------       -----------
                                                                                    $ 1,998,395       $ 2,189,524
                 TRANSPORTATION--4.89%
     8,300       Canadian National Railway Company                                  $   504,454       $   556,100
    11,450       Dana Corporation                                                       496,995           527,416
                                                                                    -----------       -----------
                                                                                    $ 1,001,449       $ 1,083,516
                 UTILITIES--14.94%
    13,762       American Telephone & Telegraph Corporation                         $   690,297       $   768,091
     4,400       Bell Atlantic Corporation                                              251,770           287,649
     4,500       Columbia Energy Group                                                  229,398           282,093
     5,600       Enron Corporation                                                      414,123           457,800
     8,325       GTE Corporation                                                        502,154           630,098
     1,775       MCI Worldcom Incorporated+                                             156,364           153,094
    16,575       PacifiCorp                                                             295,404           304,566
     2,800       SBC Communications Incorporated                                        146,738           162,400
     6,500       Texas Utilities Company                                                284,198           268,125
                                                                                    -----------       -----------
                                                                                    $ 2,970,446       $ 3,313,916
                 TOTAL COMMON STOCKS                                                $18,964,374       $21,052,010
                 (Cost $18,964,372)

LIFE & ANNUITY TRUST EQUITY VALUE FUND--JUNE 30, 1999
(UNAUDITED)

                                                                               INTEREST       MATURITY
PRINCIPAL                               SECURITY NAME                            RATE           DATE            VALUE
                 SHORT-TERM INSTRUMENTS--5.12%
                 REPURCHASE AGREEMENTS--5.12%
 $668,000        Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.92%        07/01/99       $   668,000
   11,000        HSBC Securities Incorporated Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.88         07/01/99            11,000
  363,000        JP Morgan Securities Incorporated Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.90         07/01/99           363,000
   95,000        Morgan Stanley & Company Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.80         07/01/99            95,000
                                                                                                             -----------
                 TOTAL SHORT-TERM INSTRUMENTS                                                                $ 1,137,000
                 (Cost $1,137,000)
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $20,101,372)* (Notes 1 and 3)        100.04%                                          $22,189,010
                 Other Assets and Liabilities, Net           (0.04)                                               (9,790)
                                                            ------                                           -----------
                 TOTAL NET ASSETS                           100.00%                                          $22,179,220
                                                            ======                                           ===========

--------------------------------------------------------------------------------
 + Non-income earning securities.
 * Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:


                 Gross Unrealized Appreciation          $2,320,364
                 Gross Unrealized Depreciation            (232,726)
                                                        ----------
                 NET UNREALIZED APPRECIATION            $2,087,638
                                                        ==========

The accompanying notes are an integral part of these financial statements.

                                LAT GROWTH FUND

     The Life & Annuity Trust ("LAT") Growth Fund (the "Fund") seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks and preferred stocks, and in debt securities that are convertible into common stocks. The Fund maintains a large company emphasis and the majority of the Fund's holdings consist of common stocks diversified among industries and companies. These companies represent some of America's best known firms with long histories of increased earnings.

     Kelli Hill manages the Fund, and has 15 years of experience in the securities industry. Before joining Wells Fargo in 1987, Ms. Hill was an institutional equity trader for E.F. Hutton. Ms. Hill holds a BA degree in international relations and economics from the University of Southern California, and is a Chartered Financial Analyst Level II candidate.

PERFORMANCE SUMMARY

     The LAT Growth Fund reported a cumulative total return of 10.85% during the six-month period ended June 30, 1999, underperforming its benchmark, the S&P 500 Index, which returned 12.38% over the same period.

     Although the large cap growth sector has lost some of its momentum, we will maintain the Fund's strategy. Interest rates rose during the second half of the period, and the equity markets experienced strong domestic and recovering foreign economic conditions. Investors also gained confidence in a wider array of stocks, marking a significant change from the extremely narrow range of stock performance that existed throughout most of 1998 and early 1999.

     The Fund's share price increased from $20.05 on December 31, 1998, to $22.20 on June 30, 1999. The Fund distributed $0.01 per share in dividend income and no capital gains during the six-month period. Keep in mind that past performance is no guarantee of future results.

AVERAGE ANNUAL TOTAL RETURN (AS OF JUNE 30, 1999)(1)

Year-to-Date                                       10.85%
1-Year                                             22.10%
5-Year                                             22.86%
Since Inception (4/12/94)                          21.56%

PORTFOLIO REVIEW

PORTFOLIO DATA (AS OF JUNE 30, 1999)

Number of Issues                                       91
Portfolio Turnover                                    29%
Weighted Median Market Cap ($B)                     $77.8
Weighted Average P/E (trailing 12-months)           36.3x
Weighted Average P/B                                 9.0x

TOP FIVE INDUSTRY HOLDINGS (AS OF JUNE 30, 1999)(2)

Capital Goods                                            18%
Finance & Related                                        14%
Consumer-Discretionary                                   13%
Utilities                                                11%
Consumer-Basic                                            9%

     Clearly, the high quality growth stocks that investors have been willing to buy at any price have found their way back to reasonable valuations. In this environment, stock selection is the key to outperformance. Although the healthcare industry was one of the worst performing sectors in the S&P 500, health care stocks were the largest positive contributors to the Fund's performance during the period, adding 56 basis points to relative performance. The poorest performing stocks during the period were Gillette, Pfizer, Dell, EMC and MCI WorldCom.

     The largest equity position of the Fund as of June 30, 1999, was Microsoft Corp., which has performed well. We feel our disciplined management style contributed to the Fund's performance and we continue to focus on two main factors: market capitalization and projected acceleration of earnings growth. We plan to take advantage of these new market fundamentals by stressing stock selection. Some good examples of these unrecognized growth stocks that contributed positively to Fund performance are Interpublic Group, which was up 12%; Altera, which was up 31%; and Coastal Group, which was up 18%. We believe this will be the key to potential outperformance in the near future.

     Factors we consider when selecting stocks include company fundamentals, such as technology leadership, low-cost production, market share and a strong management team.

TOP 10 EQUITY HOLDINGS (AS OF JUNE 30, 1999)(2)

Microsoft Corporation                                   4.4%
General Electric Company                                3.0%
Chase Manhattan Corporation                             3.0%
American International Group, Incorporated              2.8%
Lucent Technologies Incorporated                        2.2%
Wal Mart Stores Incorporated                            2.1%
IBM Corporation                                         2.1%
Allied Signal Incorporated                              2.0%
Intel Corporation                                       2.0%
SBC Communications                                      2.0%

STRATEGIC OUTLOOK

     Going forward, we hope to take advantage of the current market fundamentals by stressing stock selection as well as sector selection. We expect high quality growth stocks that sell at reasonable valuations may continue to perform well, and unrecognized growth stocks derived through strategic stock selection may be the key to our performance.

     We believe stock selection will remain a very important element, especially in light of valuation concerns. We will continue to focus on companies with accelerated earnings that we believe to be consistent and stable.
---------------
(1) These figures assume the contract owner is still invested at the end of the reporting period. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges.

During the six-month reporting period ended June 30, 1999, the Fund's advisor and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, which can be discontinued at any time, the Fund's returns would have been lower.

The "S&P 500 Index" is a trademark of Standard & Poor's Corporation. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. The Index does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one sector. The composition of the Fund's portfolio is subject to change.

(2) Percentages reflect market value of portfolio.

LIFE & ANNUITY TRUST GROWTH FUND--JUNE 30, 1999
(UNAUDITED)

  SHARES                                SECURITY NAME                                  COST              VALUE
                 COMMON STOCKS--87.06%
                 CAPITAL GOODS--17.51%
    34,080       Cisco Systems Incorporated+                                        $ 1,005,900       $  2,191,770
    21,744       Danaher Corporation                                                    695,356          1,263,870
    30,647       General Electric Company                                             2,381,880          3,463,111
    14,593       Hewlett Packard Company                                              1,125,637          1,466,597
    11,500       Ingersoll-Rand Company                                                 647,483            743,188
    38,476       Intel Corporation                                                    1,830,653          2,289,322
    18,912       International Business Machines Corporation                          1,506,810          2,444,376
     4,000       Johnson Controls Incorporated                                          256,240            277,250
    56,523       Microsoft Corporation+                                               2,474,513          5,097,668
     8,232       Sun Microsystems Incorporated+                                         474,693            566,979
     3,801       Texas Instruments Incorporated                                         351,693            551,145
                                                                                    -----------       ------------
                                                                                    $12,750,858       $ 20,355,276
                 CONSUMER--BASIC--9.19%
    27,792       Bristol-Myers Squibb Company                                       $ 1,532,724       $  1,957,598
    12,700       Colgate-Palmolive Company                                              945,684          1,254,124
    14,926       Johnson & Johnson                                                    1,046,074          1,462,747
     4,802       Lilly (Eli) & Company                                                  339,261            343,942
     6,900       Medtronic Incorporated                                                 540,865            537,337
    18,500       Merck & Company Incorporated                                         1,024,230          1,368,999
     9,505       Pfizer Incorporated                                                    917,467          1,043,173
    11,672       Procter & Gamble Company                                               965,585          1,041,725
    16,700       Safeway Incorporated+                                                  793,663            826,649
    16,000       Schering-Plough Corporation                                            659,210            848,000
                                                                                    -----------       ------------
                                                                                    $ 8,764,763       $ 10,684,294
                 CONSUMER--DISCRETIONARY--12.53%
    37,578       Allied Signal Incorporated                                         $ 1,444,384       $  2,367,414
    11,811       America Online Incorporated+                                         1,407,098          1,305,116
    24,160       Coca-Cola Company                                                    1,660,124          1,510,000
    26,160       Dayton-Hudson Corporation                                              924,687          1,700,400
    16,488       DuPont (E.I.) de Nemours and Company                                 1,043,043          1,126,337
    10,900       Ford Motor Company                                                     563,642            615,169
    10,800       Gap Incorporated                                                       224,586            544,050
    18,988       Gillette Company                                                       780,499            778,508
     6,100       Kohls Corporation+                                                     441,012            470,844
    15,500       McDonald's Corporation                                                 490,465            640,344
    14,400       Pepsico Incorporated                                                   575,954            557,100
    51,352       Wal-Mart Stores Incorporated                                         1,291,812          2,477,734
     8,041       Xerox Corporation                                                      398,752            474,922
                                                                                    -----------       ------------
                                                                                    $11,246,058       $ 14,567,938
                 ENERGY & RELATED--6.10%
     4,000       Amgen Incorporated+                                                $   251,500       $    243,500
    14,745       Chevron Corporation                                                  1,231,341          1,403,540
    27,014       Exxon Corporation                                                    1,773,315          2,083,455
    11,862       Mobil Corporation                                                      858,906          1,174,338

LIFE & ANNUITY TRUST GROWTH FUND--JUNE 30, 1999
(UNAUDITED)

  SHARES                                SECURITY NAME                                  COST              VALUE
    24,708       Royal Dutch Petroleum Company - Sponsored ADR                      $ 1,316,478       $  1,488,657
     5,200       Schlumberger Limited                                                   305,293            331,175
     5,902       Texaco Incorporated                                                    335,832            368,875
                                                                                    -----------       ------------
                                                                                    $ 6,072,665       $  7,093,540
                 FINANCE & RELATED--14.42%
    27,700       American International Group Incorporated                          $ 2,025,059       $  3,242,631
    11,200       Associates First Capital Corporation                                   484,796            496,300
    14,401       Banc One Corporation                                                   756,164            857,760
    11,748       Charles Schwab Corporation                                             356,343          1,290,812
    39,780       Chase Manhattan Corporation                                          2,340,057          3,445,943
    32,400       Citigroup Incorporated                                               1,324,667          1,539,000
    33,880       Federal Home Loan Mortgage Corporation                               1,528,907          1,965,040
    19,188       Federal National Mortgage Association                                1,186,508          1,311,980
     8,000       Firstar Corporation                                                    229,612            224,000
     6,500       Goldman Sachs Group Incorporated                                       372,239            469,625
    27,438       Household International Incorporated                                 1,131,540          1,299,875
     6,100       Morgan Stanley Dean Witter & Company                                   614,424            625,250
                                                                                    -----------       ------------
                                                                                    $12,350,316       $ 16,768,216
                 GENERAL BUSINESS & RELATED--8.64%
     5,457       AFLAC Incorporated                                                 $   247,980       $    261,254
    10,800       Clear Channel Communications Incorporated+                             504,205            744,525
    40,600       Fox Entertainment Group Incorporated+                                  972,467          1,093,663
    17,740       Gannett Company Incorporated                                         1,094,036          1,266,193
    20,000       Infinity Broadcasting Corporation+                                     410,000            595,000
     7,000       Interpublic Group Companies Incorporated                               525,632            606,375
    38,343       Lucent Technologies Incorporated                                     1,465,931          2,585,756
    10,200       Time Warner Incorporated                                               681,741            734,400
    10,600       United Technologies Corporation                                        568,433            759,888
    24,700       Walt Disney Company                                                    796,632            761,069
    12,000       Waste Management Incorporated                                          600,930            645,000
                                                                                    -----------       ------------
                                                                                    $ 7,867,987       $ 10,053,123
                 MANUFACTURING PROCESSING--6.41%
    16,236       Abbott Laboratories                                                $   605,906       $    738,738
    18,600       AES Corporation+                                                       774,212          1,081,125
    13,100       Alcoa Incorporated                                                     636,866            810,563
    17,686       Baxter International Incorporated                                      943,571          1,072,214
    23,068       Dell Computer Corporation+                                             862,535            853,516
     9,298       EMC Corporation+                                                       376,780            511,390
     8,000       International Paper Company                                            403,934            404,000
    11,254       Monsanto Company                                                       477,046            443,830
    16,200       Tyco International Limited                                             915,854          1,534,950
                                                                                    -----------       ------------
                                                                                    $ 5,996,704       $  7,450,326
                 SHELTER & RELATED--1.59%
    15,300       Home Depot Incorporated                                            $   576,584       $    985,894
    15,250       Lowe's Company Incorporated                                            874,936            864,484
                                                                                    -----------       ------------
                                                                                    $ 1,451,520       $  1,850,378

LIFE & ANNUITY TRUST GROWTH FUND--JUNE 30, 1999
(UNAUDITED)

  SHARES                                SECURITY NAME                                  COST              VALUE
                 UTILITIES--10.67%
    21,723       American Telephone & Telegraph Corporation                         $   849,428       $  1,212,415
    24,176       Bell Atlantic Corporation                                            1,124,654          1,580,506
    10,000       Coastal Corporation                                                    400,825            400,000
    24,818       Edison International                                                   656,443            663,882
    20,998       GTE Corporation                                                      1,035,061          1,589,286
    25,339       MCI Worldcom Incorporated+                                           1,179,796          2,185,489
    10,724       Nortel Networks Corporation                                            595,756            930,977
    32,968       PG&E Corporation                                                     1,016,205          1,071,460
    39,052       SBC Communications Incorporated                                      1,375,624          2,265,016
    11,890       Williams Companies Incorporated                                        337,166            506,068
                                                                                    -----------       ------------
                                                                                    $ 8,570,958       $ 12,405,099
                 TOTAL COMMON STOCKS                                                $75,071,829       $101,228,190
                 (Cost $75,071,829)

LIFE & ANNUITY TRUST GROWTH FUND--JUNE 30, 1999
(UNAUDITED)

                                                                              INTEREST       MATURITY
PRINCIPAL                                                                       RATE           DATE            VALUE
                 SHORT-TERM INSTRUMENTS--9.10%
                 REPURCHASE AGREEMENTS--9.10%
$5,050,000       Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities              4.92%        07/01/99       $  5,050,000
    74,000       HSBC Securities Incorporated Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities              4.88         07/01/99             74,000
 5,217,000       JP Morgan Securities Incorporated Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities              4.90         07/01/99          5,217,000
   237,427       Morgan Stanley & Company Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities              4.80         07/01/99            237,427
                                                                                                            ------------
                 TOTAL SHORT-TERM INSTRUMENTS
                 (Cost $10,578,427)                                                                         $ 10,578,427

  SHARES                                SECURITY NAME                                        COST              VALUE
                 OTHER--3.84%
                 UNIT INVESTMENT TRUST--3.84%
    32,600       Standard & Poor's Depositary Receipt
                 (Cost $4,141,186)                                                       $ 4,141,186       $  4,463,653

                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $89,791,442)* (Notes 1 and 3)        100.00%                                        $116,270,270
                 Other Assets and Liabilities, Net            0.00                                                4,556
                                                            ------                                         ------------
                 TOTAL NET ASSETS                           100.00%                                        $116,274,826
                                                            ======                                         ============

--------------------------------------------------------------------------------
 + Non-income earning securities.
 * Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:


                  Gross Unrealized Appreciation          $26,857,993
                  Gross Unrealized Depreciation             (379,165)
                                                         -----------
                  NET UNREALIZED APPRECIATION            $26,478,828
                                                         ===========

The accompanying notes are an integral part of these financial statements.

                             LAT MONEY MARKET FUND

     The Life & Annuity Trust ("LAT") Money Market Fund (the "Fund") seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments. The Fund may invest in repurchase agreements, commercial paper, corporate bonds, floating rate bonds and certificates of deposit. The Fund is managed with the goal of maintaining a stable share price of $1.00, however, there can be no assurance that the Fund will meet this objective.

     The Fund is managed by Michael Neitzke of Wells Capital Management. Mr. Neitzke joined Wells Fargo Bank in 1996 from First Interstate Bank and Union Capital Advisors. He has a BS degree in finance from California State University, Los Angeles.

AVERAGE ANNUAL TOTAL RETURN (AS OF JUNE 30, 1999)(1)

Year-to-Date                  2.08%
1-Year                        4.42%
5-Year                        4.87%
Since Inception (5/19/94)     4.84%

PERFORMANCE SUMMARY(2)

     For the six-month period ended June 30, 1999, the Fund reported a cumulative total return of 2.08%. The seven-day current yield for the Fund on this date was 4.22%.

     The Fund distributed $0.02 in dividend income and no capital gains during the period. Keep in mind that past performance is no guarantee of future results.

PORTFOLIO REVIEW

     The Federal Open Market Committee met on June 30, 1999, and raised the Federal Funds Rate from 4.75% to 5.00%. The last change was on November 17, 1998, when they lowered this key rate from 5.00% to 4.75%. On average, federal funds traded at 4.76% in the second quarter, compared to 4.74% in the first quarter of 1999.

     The end of the period showed longer-dated paper beginning to reflect a more valuable proposition, and is certainly more attractive than it was in the flat- or inverted-curve environment. Earlier in the period, we took advantage of the spread widening in the six- and nine-month sectors and added to our longer-dated paper. As we focused on more immediate liquidity needs, and as shorter maturities became relatively more attractive, the average maturities of the Fund shortened. We are currently finding more value in paper maturing in the six month sector.

STRATEGIC OUTLOOK

     While yields rose in the second quarter of 1999, they are still significantly lower than they were a year ago. Second quarter short-term agency yields rose more than short Treasury yields, widening the spread between U.S. Government agency securities, discount notes and T-Bills. The spread in the three-month sector stood at 30 basis points from a year-end spread of 64 basis points, while the one-year spread was a more attractive 50 basis points.

     Overall, we do not expect to change our current strategy and will continue to focus on high-quality issues. As always, we will continue to focus on capital preservation and liquidity.

(1) These figures assume the contract owner is still invested at the end of the reporting period. Figures quoted represent past performance, which is no guarantee of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges.

During the six-month reporting period ended June 30, 1999, the Fund's advisor and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, which can be discontinued at any time, the Fund's returns would have been lower.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one sector. The composition of the Fund's portfolio is subject to change.

(2) Yield reflects fluctuations in interest rates on portfolio investments and reflects fund expenses.

LIFE & ANNUITY TRUST MONEY MARKET FUND--JUNE 30, 1999
(UNAUDITED)

                                                                              INTEREST         MATURITY
PRINCIPAL                               SECURITY NAME                           RATE             DATE              VALUE
                 U.S. GOVERNMENT AGENCY SECURITIES--1.54%
                 FEDERAL HOME LOAN BANKS--1.54%
$  500,000       Federal Home Loan Banks                                         4.79%         02/04/00         $   499,097
                                                                                                                -----------
                 (Cost $499,097)
                 CORPORATE BONDS & NOTES--11.30%
                 BANK & FINANCE--11.30%
$  500,000       Abbey National Treasury Services                                5.13%         05/04/00         $   499,716
   700,000       CC USA Incorporated                                             5.61          06/07/00             700,000
   500,000       First Union National Bank                                       5.35          09/09/99             500,000
   450,000       Huntington National Bank                                        6.10          11/29/99             452,164
   500,000       IBM Credit Corporation                                          5.27          04/07/00             499,730
   500,000       IBM Credit Corporation                                          5.57          08/17/99             499,956
   500,000       Nationsbank N.A.                                                4.94          07/07/99             500,000
                                                                                                                -----------
                 TOTAL CORPORATE BONDS & NOTES                                                                  $ 3,651,566
                 (Cost $3,651,566)
                 SHORT-TERM INSTRUMENTS--87.98%
                 CERTIFICATES OF DEPOSITS--12.22%
$  500,000       Bayerische Hypoverins Bank                                      5.27%         03/03/00         $   499,741
 1,200,000       Chase Manhattan Bank                                            4.93          10/05/99           1,200,000
   450,000       Commerzbank                                                     5.16          05/05/00             449,633
   300,000       Commerzbank                                                     5.22          05/12/00             299,888
 1,000,000       Natexis Banque                                                  5.28          12/07/99           1,000,086
   500,000       RaboBank Nederland                                              5.13          03/24/00             499,824
                                                                                                                -----------
                                                                                                                $ 3,949,172
                 COMMERCIAL PAPER--55.78%
$  900,000       Ace Overseas Corporation                                        5.05%+        07/15/99         $   898,233
   500,000       Atlantis One Funding Corporation                                4.83+         07/15/99             499,061
 1,000,000       Compass Securities LLC                                          5.19+         12/17/99             975,633
 1,200,000       Dorada Finance                                                  5.12+         09/24/99           1,185,493
 1,000,000       Enterprise Funding                                              4.94+         07/15/99             998,079
 1,300,000       Falcon Asset                                                    4.86+         07/06/99           1,299,123
 1,000,000       Ford Motor Credit Corporation                                   5.06+         07/08/99             999,016
 1,000,000       General Electric Capital Services Incorporated                  4.82+         07/08/99             999,063
 1,300,000       Goldman Sachs Group                                             5.75+         07/01/99           1,300,000
 1,000,000       Grand Funding Corporation                                       5.05+         07/19/99             997,475
 1,200,000       JP Morgan & Company                                             4.83+         07/09/99           1,198,712
 1,200,000       Morgan Stanley                                                  5.01+         07/20/99           1,196,827
 1,000,000       Moriarty Limited                                                5.14+         09/15/99             989,147
 1,200,000       National City Credit Corporation                                4.81+         07/14/99           1,197,916
 1,000,000       Park Avenue Receivables                                         5.07+         07/20/99             997,322

LIFE & ANNUITY TRUST MONEY MARKET FUND--JUNE 30, 1999
(UNAUDITED)

                                                                              INTEREST         MATURITY
PRINCIPAL                               SECURITY NAME                           RATE             DATE              VALUE
$1,300,000       Pooled Accounts                                                 5.06%+        07/15/99         $ 1,297,440
 1,000,000       Thames Asset                                                    4.96+         08/11/99             994,351
                                                                                                                -----------
                                                                                                                $18,022,894
                 REPURCHASE AGREEMENTS--17.20
$2,408,000       Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.92%         07/01/99         $ 2,408,000
   483,000       HSBC Securities Incorporated Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.88          07/01/99             483,000
    66,000       JP Morgan Securities Incorporated Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.90          07/01/99              66,000
 2,600,274       Morgan Stanley & Company Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.80          07/01/99           2,600,274
                                                                                                                -----------
                                                                                                                $ 5,557,274
                 U.S. GOVERNMENT AGENCY NOTES--2.78%
$  900,000       Federal National Mortgage Association+                          4.67%         07/15/99         $   898,366
                                                                                                                -----------
                 TOTAL SHORT-TERM INSTRUMENTS                                                                   $28,427,706
                 (Cost $28,427,709)
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $32,578,369)* (Notes 1 and 3)                           100.82%                          $32,578,369
                 Other Assets and Liabilities, Net                              (0.82)                             (264,853)
                                                                              -------                           -----------
                 TOTAL NET ASSETS                                              100.00%                          $32,313,516
                                                                              =======                           ===========

--------------------------------------------------------------------------------
+ Yield to maturity.

* Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

The accompanying notes are an integral part of these financial statements.

                           LAT STRATEGIC GROWTH FUND

     The Life & Annuity Trust ("LAT") Strategic Growth Fund (the "Fund") seeks to provide investors with an above-average level of long-term capital appreciation. The Fund invests in equity securities of companies expected to experience strong growth in revenues, earnings and assets. The Fund will hold common stock issues spread across multiple industry groups, with the majority of these holdings consisting of established growth companies, turn-around or acquisition candidates, or attractive larger capitalization companies.

     Tom Zeifang and Chris Greene manage the Fund. Mr. Zeifang joined Wells Capital Management in 1995. Before that he spent three years as an analyst at Fleet Investment Advisors and three years as an assistant portfolio manager at Marine Midland Bank. Before joining Wells Capital Management in 1997, Mr. Greene was an analyst for Hambrecht & Quist. He graduated with a BA degree in economics from Claremont McKenna College.

PERFORMANCE SUMMARY

     During the six-month period ended June 30, 1999, the Fund reported a cumulative total return of 23.10%, outperforming its benchmark, the S&P 500 Index, which returned 12.38% over the same period.

     Our emphasis on retail, oil service and semiconductor stocks contributed to our performance in the second quarter. The Fund's disciplined focus on earnings-driven growth stocks remains unchanged.

     The Fund's share price increased during the period from $13.94 on December 31, 1998, to $17.16 on June 30, 1999. The Fund distributed no capital gains and no dividend income during the period. Keep in mind that past performance is no guarantee of future results.

AVERAGE ANNUAL TOTAL RETURNS (AS OF JUNE 30, 1999)(1)

Year-to-Date                                  23.10%
1-Year                                        34.07%
Since Inception (5/1/98)                      59.19%

PORTFOLIO REVIEW

PORTFOLIO DATA (AS OF JUNE 30, 1999)

Number of Issues                                  91
Portfolio Turnover                              188%
Weighted Median Market Cap ($B)                 $6.7
Weighted Average P/E (trailing
  12-months)                                   62.0x
Weighted Average P/B                           12.1x

     The Fund benefited during the period from performance of the technology and telecommunications sectors. Top performing companies include Nokia Corporation, Intuit Inc., Teradyne, Inc., and America Online Inc.

TOP FIVE INDUSTRY HOLDINGS (AS OF JUNE 30, 1999)(2)

Capital Goods                                            24%
Consumer-Discretionary                                    8%
Finance & Related                                         7%
Consumer-Basic                                            4%
Utilities                                                 1%

     The Fund is managed with a mid-cap growth emphasis, focusing on companies with attractive long-term earnings growth prospects.

TOP 10 EQUITY HOLDINGS (AS OF JUNE 30, 1999)(2)

Electronic Arts                                         4.2%
Teradyne, Incorporated                                  3.7%
Chancelor Media Corporation                             3.7%
America Online Incorporated                             3.4%
Nokia Corp. Sponsored ADR                               2.8%
Micromuse Incorporated                                  2.6%
Intuit Incorporated                                     2.1%
Linear Technology Corporation                           2.1%
Qualcomm Incorporated                                   1.8%
Yahoo Incorporated                                      1.8%

STRATEGIC OUTLOOK

     Going forward we hope to take advantage of the current market fundamentals by stressing stock selection, as well as sector selection. We expect high quality growth stocks that sell at reasonable valuations may continue to perform well, and the selection of stocks with largely unrecognized growth stocks derived through strategic stock selection may be the key to our performance.

     Our strategy is to continue to overweight the retail sector, oil and gas service sector (concentrating on natural gas companies), and communications infrastructure sector. We will continue to underweight the software, related information technology services, and healthcare services sectors. As always, we will focus on growth companies that are characterized by dominant market share, technological leadership and a strong management team.
---------------
(1) These figures assume the contract owner is still invested at the end of the reporting period. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results. There may be some additional risk associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sales transactions and changes in the issuer's financial conditions and, therefore, the prices of such stocks may be more volatile than those of larger company stocks. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges.

During the six-month reporting period ended June 30, 1999, the Fund's advisor and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, which can be discontinued at any time, the Fund's returns would have been lower.

The "S&P 500 Index" is a trademark of Standard & Poor's Corporation. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. The Index does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one sector. The composition of the Fund's portfolio is subject to change.

(2) Percentages reflect market value of portfolio.

LIFE & ANNUITY TRUST STRATEGIC GROWTH FUND--JUNE 30, 1999
(UNAUDITED)

 SHARES                                SECURITY NAME                                  COST            VALUE
                COMMON STOCKS--89.80%
                CAPITAL GOODS--24.24%
     220        Bed Bath & Beyond Incorporated+                                    $    6,848       $    8,470
     200        Citrix Systems Incorporated                                             8,188           11,300
     300        Diamond Offshore Drilling Incorporated                                  7,355            8,513
     150        Doubleclick Incorporated                                               14,231           13,725
     120        E*Trade Group Incorporated+                                             2,651            4,793
     250        Flextronics International Ltd+                                         10,250           13,875
     350        Galileo International Incorporated                                     17,047           18,703
     100        IMS Health Incorporated                                                 3,258            3,125
     850        International Network Services+                                        31,250           34,319
     300        Lexmark International Group Incorporated Class A+                      16,287           19,819
     300        Maxim Integrated Products Inc+                                         15,056           19,950
     500        Micron Technology Incorporated+                                        20,153           20,156
     600        Nokia Corp ADR                                                         44,126           54,938
     250        Omnicom Group                                                          15,301           20,000
     350        Pacific Gateway Exchange Incorporated+                                 12,228           10,194
     600        Parametric Technology Corporation+                                      8,625            8,325
     375        Paychex Incorporated                                                   11,050           11,953
     200        PMC-Sierra Incorporated+                                                8,388           11,788
     150        Qlogic Corporation+                                                    10,219           19,800
     100        Sanmina Corporation+                                                    6,463            7,588
     450        Sun Microsystems Incorporated+                                         26,916           30,994
   1,000        Teradyne Incorporated+                                                 50,893           71,750
     100        Veritas Software Corporation+                                           5,388            9,494
     200        Yahoo Incorporated+                                                    28,500           34,450
                                                                                   ----------       ----------
                                                                                   $  380,671       $  468,022
                CONSUMER--BASIC--4.06%
     600        Becton Dickinson & Company                                         $   22,173       $   18,000
     425        Corning Incorporated                                                   20,487           29,803
     100        Immunex Corporation+                                                    9,988           12,744
     250        Mylan Laboratories Incorporated                                         7,083            6,625
     300        Starbucks Corporation+                                                  7,500           11,269
                                                                                   ----------       ----------
                                                                                   $   67,231       $   78,441
                CONSUMER--DISCRETIONARY--7.94%
     200        Abercrombie & Fitch Corporation                                    $    8,602       $    9,600
     600        America Online Incorporated+                                           76,303           66,300
     500        Dollar General Corporation                                             10,282           14,500
     300        Family Dollar Stores Incorporated                                       5,593            7,200
     200        Harley-Davidson Incorporated                                            9,966           10,875
     116        Quintiles Transnational Corporation+                                    2,674            4,872
     250        Solectron Corporation+                                                 10,463           16,672
     700        TJX Companies Incorporated                                             21,450           23,319
                                                                                   ----------       ----------
                                                                                   $  145,333       $  153,338

LIFE & ANNUITY TRUST STRATEGIC GROWTH FUND--JUNE 30, 1999
(UNAUDITED)

 SHARES                                SECURITY NAME                                  COST            VALUE
                ENERGY & RELATED--1.34%
     200        Anadarko Petroleum Corporation                                     $    7,866       $    7,363
     550        Baker Hughes Incorporated                                              13,361           18,425
                                                                                   ----------       ----------
                                                                                   $   21,227       $   25,788
                FINANCE & RELATED--6.69%
     225        Capital One Financial Corporation                                  $    9,011       $   12,530
     250        Charles Schwab Corporation                                             16,308           27,469
     600        Firstar Corporation                                                    16,991           16,800
     400        Metris Companies Incorporated                                           6,250           16,300
     115        Northern Trust Corporation                                              9,480           11,155
     275        Providian Financial Corporation                                        28,822           25,713
     350        Waddle & Reed Financial                                                 7,466            9,603
     150        Zions Bancorporation                                                    9,028            9,525
                                                                                   ----------       ----------
                                                                                   $  103,356       $  129,095
                GENERAL BUSINESS & RELATED--24.62%
     120        AFLAC Incorporated                                                 $    5,815       $    5,745
   1,400        American Power Conversion Corporation+                                 23,188           28,175
     400        ASM Lithography Holdings                                               18,575           23,750
     550        BMC Software Incorporated+                                             19,369           29,700
   1,300        Chancelor Media Corporation+                                           65,644           71,663
   1,500        Electronic Arts Incorporated+                                          75,213           81,375
     225        Equifax Incorporated                                                    7,668            8,030
     262        Fiserv Incorporated+                                                    8,089            8,204
     350        International Integration Incorporated+                                 5,863            7,875
     450        Intuit Incorporated+                                                   35,294           40,556
   1,000        ITC Deltacom Incorporated+                                             15,250           28,000
     600        Linear Technology Corporation                                          27,745           40,350
      50        Lycos Incorporated+                                                     4,469            4,594
   1,500        Nvidia Corporation+                                                    26,688           28,688
     750        Staples Incorporated+                                                  20,953           23,203
     300        Terayon Communication System                                           13,538           16,763
      75        Uniphase Corporation+                                                   6,183           12,450
     300        Waste Management Incorporated                                          15,587           16,125
                                                                                   ----------       ----------
                                                                                   $  395,131       $  475,246

LIFE & ANNUITY TRUST STRATEGIC GROWTH FUND--JUNE 30, 1999
(UNAUDITED)

 SHARES                                SECURITY NAME                                  COST            VALUE
                MANUFACTURING PROCESSING - 12.07%
     250        AES Corporation+                                                   $    8,879       $   14,530
     300        Biogen Incorporated+                                                   13,806           19,293
     200        Cardinal Health Incorporated                                           15,004           12,824
     150        Centocor Incorporated+                                                  5,944            6,993
     140        Cintas Corporation                                                     10,430            9,405
     800        Compuware Corporation+                                                 20,125           25,449
     400        Guidant Corporation+                                                   22,045           20,574
     300        Kansas City Southern Industries Incorporated                           14,021           19,143
     200        Novellus Systems Incorporated+                                         12,763           13,649
     250        Qualcomm Incorporated+                                                 11,464           35,874
     800        Seagate Technology Incorporated+                                       25,439           20,500
     400        Weatherford International Incorporated+                                 7,657           14,650
     350        Xilinx Incorporated+                                                   14,138           20,038
                                                                                   ----------       ----------
                                                                                   $  181,715       $  232,922
                TECHNOLOGY--8.28%
     200        Amazon.com Incorporated+                                           $   26,280       $   25,025
     260        At Home Corporation                                                    12,352           14,024
     100        Ebay Incorporated                                                      18,613           15,138
     300        Extreme Networks Incorporated                                          14,128           17,419
   1,000        Micromuse Incorporated+                                                35,219           49,875
     100        Network Appliance Incorporated+                                         2,725            5,588
     200        Network Solutions Incorporated+                                        15,413           15,825
     500        Nextcard Incorporated                                                  16,844           16,969
                                                                                   ----------       ----------
                                                                                   $  141,574       $  159,863
                UTILITIES--0.56%
     150        Alltel Corporation                                                 $    9,359       $   10,725
                                                                                   ----------       ----------
                TOTAL COMMON STOCKS                                                $1,445,597       $1,733,440
                (Cost $1,445,585)

LIFE & ANNUITY TRUST STRATEGIC GROWTH FUND--JUNE 30, 1999
(UNAUDITED)

                                                                               INTEREST       MATURITY
PRINCIPAL                               SECURITY NAME                            RATE           DATE           VALUE
                 SHORT-TERM INSTRUMENTS--6.37%
                 REPURCHASE AGREEMENTS--6.37%
 $ 58,000        Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.92%        07/01/99       $   58,000
    6,000        JP Morgan Securities Incorporated Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.90         07/01/99            6,000
   59,000        Morgan Stanley & Company Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.80         07/01/99           59,000
                                                                                                             ----------
                 TOTAL SHORT-TERM INSTRUMENTS                                                                $  123,000
                 (Cost $123,000)

 SHARES                                SECURITY NAME                                            COST            VALUE
                OTHER--4.87%
                UNIT INVESTMENT TRUST--4.87%
   1,200        Standard & Poors Depositary Receipt
                (Cost $91,838)                                                              $   91,838       $   94,050
                                                                                            ----------       ----------

                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $1,660,423)* (Notes 1 and 3)         101.04%                                          $1,950,490
                 Other Assets and Liabilities, Net           (1.04)                                             (20,088)
                                                            ------                                           ----------
                 TOTAL NET ASSETS                           100.00%                                          $1,930,402
                                                            ======                                           ==========

--------------------------------------------------------------------------------
 + Non-income earning securities.
 * Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:


                 Gross Unrealized Appreciation          $325,889
                 Gross Unrealized Depreciation           (35,822)
                                                        --------
                 NET UNREALIZED APPRECIATION            $290,067
                                                        ========

The accompanying notes are an integral part of these financial statements.

                      LAT U.S. GOVERNMENT ALLOCATION FUND

     The Life & Annuity Trust ("LAT") U.S. Government Allocation Fund (the "Fund") seeks over the long-term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Fund invests in long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes, and short-term money market instruments. The Fund's investment model recommends the optimal mix of assets designed for a long-term investment strategy.

     The Fund is a professionally managed portfolio, advised by Wells Fargo Bank, N.A. (the "Bank"). Barclays Global Fund Advisors ("BGFA"), which is not affiliated with the Bank, serves as investment sub-advisor. BGFA uses an investment model developed and refined over the past 20 years that analyzes extensive financial data from numerous sources and recommends a portfolio allocation.

PERFORMANCE SUMMARY

     For the six-month period ended June 30, 1999, the Fund reported a cumulative total return of -0.34%. The Fund has three benchmarks representing each of the major asset classes in which the Fund can invest. The Lehman Brothers U.S. Treasury Bond Index returned -2.50%, the Lehman Brothers U.S. Treasury 1-3 Year Index returned 1.09%, and the IBC All Taxable Money Fund Average posted a 2.50% return over the same period.

     The Fund's performance during the period was impacted by continued low inflation, a robust economy, tight labor markets and the Federal Reserve Board's (the "Fed") interest rate increase at the end of the period.

     While yields were pushed up sharply during the second half of the period due to investor nervousness over inflation and the direction of interest rates, speculation was laid to rest on the last day of the period with the Fed's interest rate increase -- the first since March 1997. The Fed then took a neutral stance in terms of the future direction of interest rates, to which the stock and bond markets responded positively.

     That response put a temporary hold on the eight-month decline in bond prices, and pushed up the yield on the 30-year Treasury bond late in the period. Mortgage-backed securities were among the best performers during the period, as were corporate bonds and U.S. Government agency securities.

     During this six-month period, the Fund's share price decreased from $10.21 on December 31, 1998, to $9.95 on June 30, 1999. The Fund distributed $0.23 per share in dividend income and no capital gains during the period. Keep in mind that past performance is no guarantee of future results.

AVERAGE ANNUAL TOTAL RETURN (AS OF JUNE 30, 1999)(1)

Year-to-Date                                  -0.34%
1-Year                                         2.77%
5-Year                                         6.26%
Since Inception (4/26/94)                      6.03%

PORTFOLIO REVIEW

     Every day the Fund's proprietary model analyzes extensive financial data and market conditions to determine the optimal combination of bonds, notes and money market instruments. As opportunities arise among the three asset classes, the investment model will shift fund assets accordingly in 5 percent increments. At the end of the period, the Fund had an asset allocation of 100% U.S. Treasury notes.

     During the period the Fund held higher-quality issues at a time when lower-quality, small issues outperformed. This negatively impacted returns relative to the Lehman Brothers U.S. Treasury 1-3 Year Index. In part, the Fund's underweighted position was a consequence of the difficulties in obtaining and valuing these less liquid issues. Going forward, Lehman Brothers is reducing the number of lower-quality issues held by the U.S. Treasury 1-3 Year Index.

STRATEGIC OUTLOOK

     We believe the Fed's interest rate increase signals a slowing of the economic boom, but we expect the economy will be strong enough to sustain above-average growth in coming months. The financial markets could be in for a period of more volatile trading as investors closely scrutinize the latest economic data for signs of slower economic growth. Investors are bracing for at least one more interest rate increase by the Fed sometime later this year, as it guides the economy toward what it believes to be more sustainable growth and low inflation.

     We will continue to invest in what we believe to be the most attractive mix of securities by comparing the expected return, risk and correlation of long-, intermediate- and short-term Treasuries. The Fund will utilize yield-spread opportunities between long-term bonds, intermediate-term notes and money market instruments. Overall, we feel the Fund is well positioned and we expect it to produce solid, long-term performance.
---------------
(1) These figures assume the contract owner is still invested at the end of the reporting period. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges.

During the six-month reporting period ended June 30, 1999, the Fund's advisor and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, which can be discontinued at any time, the Fund's returns would have been lower.

The Lehman Brothers U.S. Treasury Bond Index is an unmanaged index comprised of Treasury bonds with maturities averaging between 10 and 30 years. The Lehman Brothers U.S. Treasury Note Index is an unmanaged index comprised of U.S. Treasury 2- to 10-year notes. The IBC All Taxable Money Fund Average is comprised of the average yields of more than 600 taxable money market funds. These Indexes do not incur expenses and are not available directly for investment. Had these Indexes incurred operating expenses, their performance would have been lower.

LIFE & ANNUITY TRUST U.S. GOVERNMENT ALLOCATION FUND--JUNE 30, 1999
(UNAUDITED)

                                                                              INTEREST         MATURITY
PRINCIPAL                               SECURITY NAME                           RATE             DATE              VALUE
                 U.S. GOVERNMENT AGENCY SECURITIES--45.52%
                 FEDERAL AGENCY--OTHER--8.04%
$3,000,000       Tennessee Valley Authority                                     6.38%          06/15/05         $ 3,011,730
                                                                                                                -----------
                 SHORT-TERM FEDERAL AGENCIES--37.48%
$4,000,000       Federal Home Loan Bank                                         6.09%          06/02/06         $ 3,931,280
 1,050,000       Federal Home Loan Mortgage Corporation                         5.95           01/19/06           1,027,026
 5,000,000       Federal Home Loan Mortgage Corporation                         6.75           05/30/06           5,071,850
 4,100,000       Federal National Mortgage Association                          5.75           06/15/05           4,000,042
                                                                                                                -----------
                                                                                                                $14,030,198
                 TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                        $17,041,928
                 (Cost $17,213,316)
                 U.S. TREASURY SECURITIES--50.29%
                 U.S. TREASURY BONDS--14.88%
$2,000,000       U.S. Treasury Bonds                                            5.63%          02/15/06         $ 1,970,000
   200,000       U.S. Treasury Bonds                                            8.25           05/15/05             204,156
   800,000       U.S. Treasury Bonds                                           10.75           08/15/05             994,496
   750,000       U.S. Treasury Bonds                                           11.63           11/15/04             946,755
   350,000       U.S. Treasury Bonds                                           12.00           05/15/05             452,578
   350,000       U.S. Treasury Bonds                                           13.75           08/15/04             470,313
   450,000       U.S. Treasury Notes                                            9.38           02/15/06             531,675
                                                                                                                -----------
                                                                                                                $ 5,569,973
                 U.S. TREASURY NOTES--35.41%
$1,850,000       U.S. Treasury Notes                                            5.88%          11/15/05         $ 1,850,000
 1,300,000       U.S. Treasury Notes                                            6.50           05/15/05           1,339,806
 2,050,000       U.S. Treasury Notes                                            6.50           08/15/05           2,113,099
 1,300,000       U.S. Treasury Notes                                            6.88           05/15/06           1,368,651
 1,250,000       U.S. Treasury Notes                                            7.25           08/15/04           1,329,688
 2,750,000       U.S. Treasury Notes                                            7.50           02/15/05           2,960,540
 2,100,000       U.S. Treasury Notes                                            7.88           11/15/04           2,296,875
                                                                                                                -----------
                                                                                                                $13,258,660
                 TOTAL U.S. TREASURY SECURITIES                                                                 $18,828,633
                 (Cost $19,147,959)

                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $36,361,275)* (Notes 1 and 3)       95.81%                                               $35,870,561
                 Other Assets and Liabilities, Net          4.19                                                  1,568,180
                                                          ------                                                -----------
                 TOTAL NET ASSETS                         100.00%                                               $37,438,741
                                                          ======                                                ===========

--------------------------------------------------------------------------------
* Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized depreciation consists of:

                Gross Unrealized Appreciation       $  52,803
                Gross Unrealized Depreciation        (543,516)
                                                    ---------
                NET UNREALIZED DEPRECIATION         $(490,714)
                                                    =========

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1999

                                                                                                                   U.S.
                                            Asset         Equity                        Money      Strategic    Government
                                          Allocation       Value         Growth        Market        Growth     Allocation
                                             Fund          Fund           Fund          Fund          Fund         Fund
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
  In securities, at market value
    (Includes repurchase agreements of
    $5,557,274 for the Money Market
    Fund)                                $199,541,655   $22,189,010   $116,270,270   $32,578,369   $1,950,490   $35,870,561
Cash                                            5,834         4,783          6,954        12,490        3,776     1,245,175
Receivables:
  Dividends and interest                    1,531,268        24,482         90,261       108,675          261       440,952
  Fund shares sold                          1,206,865        45,042         65,888       106,894            0       157,974
  Investment securities sold                  658,989             0              0             0            0             0
  Due from co-administrator                         0             0              0             0        1,397             0
TOTAL ASSETS                              202,944,611    22,263,317    116,433,373    32,806,428    1,955,924    37,714,662
LIABILITIES
Payables:
  Investment securities purchased             694,586             0              0             0            0             0
  Distribution to shareholders                936,029        39,937         29,785       106,894            0       157,974
  Fund shares redeemed                              0             0              0       326,334          133        46,474
  Due to co-administrator (Note 2)              6,305           684          3,647         1,033           59         1,212
  Due to adviser                              137,187        15,530         90,925        19,502            0        26,281
Accrued expenses                               54,029        27,946         44,190        39,149       25,330        43,980
TOTAL LIABILITIES                           1,828,136        84,097        168,547       492,912       25,522       275,921
TOTAL NET ASSETS                         $201,116,475   $22,179,220   $116,264,826   $32,313,516   $1,930,402   $37,438,741
NET ASSETS CONSIST OF:
Paid-in Capital                          $176,243,512   $20,403,748   $ 82,589,945   $32,313,516   $1,362,234   $38,296,675
Undistributed net investment income                 0             0              0             0       (4,578)            0
Undistributed net realized gain (loss)
  on investments                            6,667,993      (312,166)     7,196,053             0      282,679      (367,220)
Net unrealized appreciation
  (depreciation) of investments            18,204,970     2,087,638     26,478,828             0      290,067      (490,714)
TOTAL NET ASSETS                         $201,116,475   $22,179,220   $116,264,826   $32,313,516   $1,930,402   $37,438,741
COMPUTATION OF NET ASSET VALUE AND
  OFFERING PRICE
Net assets                               $201,116,475   $22,179,220   $116,264,826   $32,313,516   $1,930,402   $37,438,741
Shares outstanding                         14,201,405     2,159,687      5,237,570    32,313,520      112,495     3,761,237
Net asset value and offering price             $14.16        $10.27         $22.20         $1.00       $17.16         $9.95
INVESTMENT AT COST (NOTE 3)              $181,336,685   $20,101,372   $ 89,791,442   $32,578,369   $1,660,423   $36,361,275
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                                                                                    U.S.
                                                    Asset        Equity                    Money     Strategic   Government
                                                 Allocation      Value        Growth       Market     Growth     Allocation
                                                    Fund          Fund         Fund         Fund       Fund         Fund
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                                      $   857,961   $  151,158   $   525,532   $      0   $  1,547    $        0
  Interest                                         1,445,624       18,651       122,961    701,595      2,218     1,026,872
TOTAL INCOME                                       2,303,585      169,809       648,493    701,595      3,765     1,026,872
EXPENSES (NOTE 2)
  Advisory fees                                      521,974       47,101       316,876     63,028      4,551       111,516
  Administration fees                                 82,184        7,761        49,354     13,267        729        17,129
  Custody fees                                             0        1,311        13,283      4,075        127             0
  Shareholder Servicing                              217,489       19,619       132,031     35,016      1,896        46,465
  Portfolio accounting fees                           47,895       17,394        41,048     21,705     12,432        24,911
  Transfer agency fees                               121,794       10,986        73,938     14,006      1,062        26,020
  Legal and audit fees                                44,265       11,097        38,126      9,474     11,871        14,137
  Registration fees                                      841        1,415           946        720      1,766           245
  Directors' fees                                      1,499        1,510           169      1,512      1,510         1,505
  Shareholder Reports                                  8,413        1,101         6,046      1,852      1,863         2,677
  Other                                                1,533          879           740        309      1,198           455
TOTAL EXPENSES                                     1,047,887      120,174       672,557    164,964     39,005       245,060
Less: Waived Fees and Reimbursed Expenses           (212,728)     (33,852)      (91,618)   (44,516)   (30,662)      (61,041)
Net Expenses                                         835,159       86,322       580,939    120,448      8,343       184,019
NET INVESTMENT INCOME (LOSS)                       1,468,426       83,487        67,554    581,147     (4,578)      842,853
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FUTURES
  Net realized gain (loss) on sale of
    investments                                    6,664,509     (230,452)    7,256,700          0    209,096      (421,865)
  Net change in unrealized appreciation
    (depreciation) of investments                  2,330,099    1,645,696     3,606,015          0    125,045      (510,759)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FUTURES                          8,994,608    1,415,244    10,862,715          0    334,141      (932,624)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                $10,463,034   $1,498,731   $10,930,269   $581,147   $329,563    $  (89,771)
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                    Asset Allocation Fund               Equity Value Fund                    Growth Fund
                                -----------------------------   ---------------------------------   -----------------------------
                                 (Unaudited)                     (Unaudited)    From May 1, 1998     (Unaudited)
                                 For the Six       For the       For the Six      (commencement      For the Six       For the
                                Months Ended     Year Ended     Months Ended    of operations) to   Months Ended     Year Ended
                                June 30, 1999   Dec. 31, 1998   June 30, 1999     Dec. 31, 1998     June 30, 1999   Dec. 31, 1998
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
Operations:
  Net investment income (loss)  $  1,468,426    $  3,009,495     $    83,487       $    53,366      $     67,554    $    437,253
  Net realized gain (loss) on
    sale of investments and
    futures                        6,664,509       9,956,845        (230,452)          (81,714)        7,256,700       3,245,542
  Net unrealized appreciation
    (depreciation) of futures              0        (718,350)              0                 0                 0               0
  Net unrealized appreciation
    (depreciation) of
    investments                    2,330,099      14,560,276       1,645,696           441,942         3,606,015      18,355,014
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                      10,463,034      26,808,266       1,498,731           413,594        10,930,269      22,037,809
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income      (1,468,426)     (3,009,495)        (83,487)          (53,366)          (67,554)       (437,253)
  From net realized gain on
    sales of investments                   0     (11,816,851)              0                 0                 0      (6,510,869)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold       35,466,932      44,467,683      10,896,565        11,413,266         7,386,130      13,257,592
  Reinvestment of dividends        1,468,421      14,826,346          83,488            53,366            67,553       6,948,122
  Cost of shares redeemed         (1,054,419)     (1,540,872)     (1,287,605)         (755,332)       (2,978,294)     (6,312,547)
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  (NOTE 4)                        35,880,934      57,753,157       9,692,448        10,711,300         4,475,389      13,893,167
INCREASE (DECREASE) IN NET
  ASSETS                          44,875,542      69,735,077      11,107,692        11,071,528        15,338,104      28,982,854
NET ASSETS:
  Beginning net assets           156,240,933      86,505,856      11,071,528                 0       100,926,722      71,943,868
  ENDING NET ASSETS             $201,116,475    $156,240,933     $22,179,220       $11,071,528      $116,264,826    $100,926,722
ENDING BALANCE OF
  UNDISTRIBUTED NET INVESTMENT
  INCOME (LOSS)                 $          0    $          0     $         0       $         0      $          0    $          0
SHARES ISSUED AND REDEEMED:
  Shares sold                      2,555,692       3,380,397       1,120,026         1,234,474           344,672         729,308
  Shares issued in
    reinvestment of dividends        104,823       1,141,331           8,582             5,850             3,135         368,338
  Shares redeemed                    (77,213)       (120,729)       (128,464)          (80,781)         (144,957)       (348,326)
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING               2,583,302       4,400,999       1,000,144         1,159,543           202,850         749,320
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                         Money Market Fund               Strategic Growth Fund    U.S. Government Allocation Fund
                             -----------------------------   ---------------------------------   --------------------------------
                               (Unaudited)                     (Unaudited)    From May 1, 1998      (Unaudited)
                               For the Six         For the     For the Six       (commencement      For the Six           For the
                              Months Ended      Year Ended    Months Ended   of operations) to     Months Ended        Year Ended
                             June 30, 1999   Dec. 31, 1998   June 30, 1999       Dec. 31, 1998    June 30, 1999     Dec. 31, 1998
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
Operations:
  Net investment income
    (loss)                   $    581,147    $    807,850     $    (4,578)      $    (2,719)      $    842,853      $  1,423,346
  Net realized gain (loss)
    on sale of investments
    and futures                         0             551         209,096            78,925           (421,865)          508,242
  Net unrealized
    appreciation
    (depreciation) of
    futures                             0               0               0                 0                  0                 0
  Net unrealized
    appreciation
    (depreciation) of
    investments                         0               0         125,045           165,022           (510,759)         (208,102)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS                      581,147         808,401         329,563           241,228            (89,771)        1,723,486
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income                       (581,147)       (807,850)              0                 0           (842,853)       (1,423,346)
  From net realized gain on
    sales of investments                0            (551)              0            (2,623)                 0          (559,446)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold    20,686,419      29,184,120       1,054,633         1,365,012          8,254,525        23,067,397
  Reinvestment of dividends       581,147         808,401               0             2,623            842,855         1,982,792
  Cost of shares redeemed     (15,272,875)    (18,461,324)       (657,623)         (402,411)        (5,457,224)      (13,953,453)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE
  TRANSACTIONS (NOTE 4)         5,994,691      11,531,197         397,010           965,224          3,640,156        11,096,736
INCREASE (DECREASE) IN NET
  ASSETS                        5,994,691      11,531,197         726,573         1,203,829          2,707,532        10,837,430
NET ASSETS:
  Beginning net assets         26,318,825      14,787,628       1,203,829                 0         34,731,209        23,893,779
  ENDING NET ASSETS          $ 32,313,516    $ 26,318,825     $ 1,930,402       $ 1,203,829       $ 37,438,741      $ 34,731,209
ENDING BALANCE OF
  UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)   $          0    $          0     $    (4,578)      $         0       $          0      $          0
SHARES ISSUED AND REDEEMED:
  Shares sold                  20,686,422      29,184,121          70,118           119,988            814,218         2,221,098
  Shares issued in
    reinvestment of
    dividends                     581,147         808,531               0               214             83,777           192,599
  Shares redeemed             (15,272,875)    (18,461,454)        (43,968)          (33,857)          (537,858)       (1,339,600)
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING            5,994,694      11,531,198          26,150            86,345            360,137         1,074,097
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                        Asset Allocation Fund
                                                              ---------------------------------------------------------------
                                                              (Unaudited)
                                                               Six Months
                                                                    Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                 June 30,     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
                                                                     1999         1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  13.45      $  11.99     $ 11.42      $ 11.27      $  9.71
  Net investment income (loss)                                     0.11          0.34        0.60         0.56         0.55
  Net realized and unrealized gain (loss) on investments           0.71          2.60        1.73         0.69         2.21
                                                               --------      --------     -------      -------      -------
TOTAL FROM INVESTMENT OPERATIONS                                   0.82          2.94        2.33         1.25         2.76
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.11)        (0.34)      (0.60)       (0.56)       (0.55)
  Distributions from net realized gain                             0.00         (1.14)      (1.16)       (0.54)       (0.65)
                                                               --------      --------     -------      -------      -------
TOTAL FROM DISTRIBUTIONS                                          (0.11)        (1.48)      (1.76)       (1.10)       (1.20)
                                                               --------      --------     -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                 $  14.16      $  13.45     $ 11.99      $ 11.42      $ 11.27
                                                               ========      ========     =======      =======      =======
TOTAL RETURN (NOT ANNUALIZED)*                                    6.10%        25.26%      20.88%       11.46%       28.95%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                              $201,116      $156,241     $86,506      $51,797      $25,467
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         0.96%         0.92%       0.80%        0.69%        0.41%
  Ratio of net investment income to average net assets            1.68%         2.62%       5.20%        5.34%        5.58%
  Portfolio turnover                                                27%           29%        156%           4%          97%
-----------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior to waived
    fees and reimbursed expenses                                  1.20%         1.11%       0.85%        0.80%        1.22%
  Ratio of net investment income (loss) to average net
    assets prior to waived fees and reimbursed expenses           1.44%         2.43%       5.15%        5.23%        4.77%
-----------------------------------------------------------------------------------------------------------------------------

* Total returns do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                              Equity Value Fund                                                       Growth Fund
                                   ----------------------------   ---------------------------------------------------------------
                                   (Unaudited)   From inception   (Unaudited)
                                    Six Months        on May 1,    Six Months
                                         Ended             1998         Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                      June 30,      to Dec. 31,      June 30,     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
                                          1999             1998          1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                             $  9.55        $ 10.00        $  20.05      $  16.79     $ 15.34      $ 12.91      $ 10.30
  Net investment income (loss)          0.05           0.07            0.01          0.09        0.19         0.20         0.22
  Net realized and unrealized
    gain (loss) on investments          0.72          (0.45)           2.15          4.65        2.48         2.68         2.77
                                     -------        -------        --------      --------     -------      -------      -------
TOTAL FROM INVESTMENT OPERATIONS        0.77          (0.38)           2.16          4.74        2.67         2.88         2.99
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                             (0.05)         (0.07)          (0.01)        (0.09)      (0.19)       (0.20)       (0.22)
  Distributions from net realized
    gain                                0.00           0.00            0.00         (1.39)      (1.03)       (0.25)       (0.16)
                                     -------        -------        --------      --------     -------      -------      -------
TOTAL FROM DISTRIBUTIONS               (0.05)         (0.07)          (0.01)        (1.48)      (1.22)       (0.45)       (0.38)
                                     -------        -------        --------      --------     -------      -------      -------
NET ASSET VALUE, END OF PERIOD       $ 10.27        $  9.55        $  22.20      $  20.05     $ 16.79      $ 15.34      $ 12.91
                                     =======        =======        ========      ========     =======      =======      =======
TOTAL RETURN (NOT ANNUALIZED)*         8.05%         (3.76%)         10.85%        28.81%      17.33%       22.44%       29.19%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)    $22,179        $11,072        $116,265      $100,927     $71,944      $33,381      $10,920
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average
    net assets                         1.09%          1.09%           1.10%         1.04%       0.65%        0.60%        0.43%
  Ratio of net investment income
    to average net assets              1.06%          1.54%           0.13%         0.51%       1.19%        1.53%        2.05%
  Portfolio turnover                     57%            27%             29%           69%        124%          95%          84%
--------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average
    net assets prior to waived
    fees and reimbursed expenses       1.52%          2.52%           1.27%         1.18%       1.01%        1.12%        2.02%
  Ratio of net investment income
    (loss) to average net assets
    prior to waived fees and
    reimbursed expenses                0.63%          0.11%           (0.04)%       0.37%       0.83%        1.01%        0.46%
--------------------------------------------------------------------------------------------------------------------

* Total returns do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                            Money Market Fund
                                                              ---------------------------------------------------------------
                                                              (Unaudited)
                                                               Six Months
                                                                    Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                 June 30,     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
                                                                     1999         1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  1.00      $  1.00      $  1.00      $  1.00     $     1.00
  Net investment income (loss)                                     0.02         0.05         0.05         0.05           0.05
  Net realized and unrealized gain (loss) on investments           0.00         0.00         0.00         0.00           0.00
                                                                -------      -------      -------      -------     ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.02         0.05         0.05         0.05           0.05
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.02)       (0.05)       (0.05)       (0.05)         (0.05)
  Distributions from net realized gain                             0.00         0.00         0.00         0.00           0.00
                                                                -------      -------      -------      -------     ----------
TOTAL FROM DISTRIBUTIONS                                          (0.02)       (0.05)       (0.05)       (0.05)         (0.05)
                                                                -------      -------      -------      -------     ----------
NET ASSET VALUE, END OF PERIOD                                  $  1.00      $  1.00      $  1.00      $  1.00     $     1.00
                                                                =======      =======      =======      =======     ==========
TOTAL RETURN (NOT ANNUALIZED)*                                    2.08%        4.77%        5.04%        4.72%          5.41%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                               $32,314      $26,319      $14,788      $12,667     $    5,823
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         0.86%        0.82%        0.53%        0.51%          0.42%
  Ratio of net investment income to average net assets            4.15%        4.62%        4.95%        4.64%          5.15%
  Portfolio turnover                                                N/A          N/A          N/A          N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior to waived
    fees and reimbursed expenses                                  1.18%        1.28%        1.07%        1.22%          3.83%
  Ratio of net investment income (loss) to average net
    assets prior to waived fees and reimbursed expenses           3.83%        4.16%        4.41%        3.93%          1.74%
-----------------------------------------------------------------------------------------------------------------------------

* Total returns do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT

                                          Strategic Growth Fund                                   U.S. Government Allocation Fund
                                 ------------------------------   ---------------------------------------------------------------
                                 (Unaudited)                      (Unaudited)
                                 Six Months     From Inception    Six Months
                                    Ended         on May 1,          Ended      Year Ended   Year Ended   Year Ended   Year Ended
                                  June 30,     1998 to Dec. 31,    June 30,      Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
                                    1999             1998            1999          1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                           $ 13.94         $ 10.00          $ 10.21     $    10.27   $    10.13   $    10.30   $     9.63
  Net investment income (loss)       (0.05)          (0.03)            0.23           0.48         0.58         0.56         0.60
  Net realized and unrealized
    gain (loss) on investments        3.27            4.00            (0.26)          0.10         0.15        (0.17)        0.77
                                   -------         -------          -------     ----------   ----------   ----------   ----------
TOTAL FROM INVESTMENT
  OPERATIONS                          3.22            3.97            (0.03)          0.58         0.73         0.39         1.37
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                            0.00            0.00            (0.23)         (0.48)       (0.58)       (0.56)       (0.60)
  Distributions from net
    realized gain                     0.00           (0.03)            0.00          (0.16)       (0.01)        0.00        (0.10)
                                   -------         -------          -------     ----------   ----------   ----------   ----------
TOTAL FROM DISTRIBUTIONS              0.00           (0.03)           (0.23)         (0.64)       (0.59)       (0.56)       (0.70)
                                   -------         -------          -------     ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD     $ 17.16         $ 13.94          $  9.95     $    10.21   $    10.27   $    10.13   $    10.30
                                   =======         =======          =======     ==========   ==========   ==========   ==========
Total Return (not annualized)*      23.10%          39.74%           (0.34%)         5.86%        7.47%        3.99%       14.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                          $ 1,930         $ 1,204          $37,439     $   34,731   $   23,894   $   13,527   $    4,855
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average
    net assets                       1.10%           1.09%            0.99%          0.95%        0.64%        0.60%        0.45%
  Ratio of net investment
    income to average net
    assets                          (0.60%)         (0.72%)           4.54%          4.70%        5.75%        5.75%        5.82%
  Portfolio turnover                  188%            200%              62%           230%         135%         222%         405%
---------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average
    net assets prior to waived
    fees and reimbursed
    expenses                         5.14%          13.44%            1.32%          1.23%        0.97%        1.18%        2.46%
  Ratio of net investment
    income (loss) to average
    net assets prior to waived
    fees and reimbursed
    expenses                        (4.64%)        (13.07%)           4.21%          4.42%        5.42%        5.17%        3.81%
---------------------------------------------------------------------------------------------------------------------------------

* Total returns do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Life & Annuity Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end series management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993. The Trust consists of six separate diversified funds (the "Funds"): the Asset Allocation, Equity Value, Growth (formerly Growth and Income), Money Market, Strategic Growth and U.S. Government Allocation Funds. The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT POLICY AND SECURITY VALUATION

NON-MONEY MARKET FUNDS -- All securities are valued at the close of each business day. Securities for which the primary market is a national or foreign recognized securities or commodities exchange or the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market, are valued at the last reported sales price on the day of valuation. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding debt instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt instruments maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined by policies approved by the Trust's Board of Trustees (the "Board").

MONEY MARKET FUND -- The Money Market Fund invests only in securities with remaining maturities not exceeding 397 days (thirteen months) and uses the amortized cost method to value these securities. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted as required by the Internal Revenue Code of 1986, as amended (the "Code").

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's Portfolio of Investments. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

collateral as necessary to maintain market value equal to or greater than the resale price. Any repurchase agreements held in the Funds are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FUTURES CONTRACTS

The Asset Allocation, Equity Value and U.S. Government Allocation Funds may purchase futures contracts to gain exposure to market changes. This procedure may be more efficient or cost-effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. Futures contracts are marked to market daily at their respective settlement prices determined by the relevant exchange. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, these Funds may be required to segregate cash or high quality money market instruments in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of the Asset Allocation, Equity Value, and Growth Funds, if any, are declared and distributed quarterly. Dividends from net investment income of the Money Market Fund, if any, are declared daily and distributed monthly. Dividends from net investment income of the Strategic Growth Fund, if any, are declared and distributed annually. Dividends from net investment income of the U.S. Government Allocation Fund, if any, are declared and distributed monthly. Distributions to shareholders from net realized capital gains are declared and distributed annually.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

FEDERAL INCOME TAXES

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 1999. The following Funds had an estimated net capital loss carryforward at June 30, 1999:

                                                                                    Capital Loss
                            FUND                             Year Expires           Carryforwards
-------------------------------------------------------------------------------------------------
Equity Value Fund                                                    2006                 $79,556
                                                                     2007                 230,452
Government Allocation                                                2007                 421,865

2.   AGREEMENTS AND OTHER TRANSACTIONS
     WITH AFFILIATES

The Trust has entered into advisory contracts on behalf of the Funds with WFB. Pursuant to the contracts, WFB has agreed to provide the Funds with daily portfolio management. Under the contracts with the Asset Allocation, Equity Value, Growth, Strategic Growth, and U.S. Government Allocation Funds, WFB is entitled to a monthly advisory fee at an annual rate of 0.60% of such Funds' average daily net assets. Under the contract with the Money Market Fund, WFB is entitled to a monthly advisory fee at an annual rate of 0.45% of such Fund's average daily net assets.

Wells Capital Management Incorporated ("WCM"), a wholly-owned subsidiary of WFB, currently acts as investment sub-advisor to the Equity Value, Growth, Money Market and Strategic Growth Funds. WCM is entitled to receive from WFB, as compensation for its sub-advisory services to the Equity Value, Growth and Strategic Growth Funds, a monthly fee at the annual rate of 0.25% of the Funds' average daily net assets up to $200 million, 0.20% for the next $200 million and 0.15% of the Fund's average daily net assets in excess of $400 million. WCM is entitled to receive from WFB, as compensation for its sub-advisory services to the Money Market Fund, a monthly fee at the annual rate of 0.05% of the Funds' average daily net assets up to $960 million and 0.04% of the Funds' average daily net assets in excess of $960 million. WCM's minimum annual fee is $120,000 for each Fund. This minimum annual fee does not increase the advisory fees paid by the Funds to WFB.

Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI") and indirect subsidiary of Barclays Bank PLC, currently acts as sub-adviser to the Asset Allocation and U.S. Government Allocation Funds. BGFA is entitled to receive from WFB, as compensation for its sub-advisory services to the Asset Allocation Fund, a monthly fee at the annual rate of 0.15% the Fund's average daily net assets up to $900 million and 0.10% of the average daily net assets in excess of $900 million. For its sub-advisory services to the U.S. Government Allocation Fund, BGFA is entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets up to $75 million, 0.04% for the next $75 million and 0.03% of the Fund's average daily net assets in excess of $150 million.

BGI, a wholly-owned subsidiary of Barclays Global Investors Holdings Inc., currently acts as custodian to the Asset Allocation and U.S. Government Allocation Funds. BGI will not be entitled to receive compensation for its custodial services so long as BGFA is entitled to receive compensation for providing investment sub-advisory services to such Funds.

June 1999, the Trust has entered into contracts on behalf of the Equity Value, Growth, Money Market and Strategic Growth Funds with Norwest Bank Minnesota N.A. ("Norwest"), whereby Norwest Bank is responsible for providing custody services for such Funds. Pursuant to the contracts, Norwest Bank is entitled to an annual fee for custody services at an annual rate of 0.0167% of the average daily net assets of each Fund and an additional fixed fee for certain funds. Prior to June 4, 1999, WFB performed the above services for the same fees.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

The Trust has entered into contracts on behalf of the Funds with WFB, whereby WFB is responsible for providing portfolio accounting services for the Funds. Pursuant to the contracts, WFB is entitled to receive a monthly base fee from each such Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of each such Fund's average daily net assets, 0.045% of the next $50 million and 0.02% of each such Fund's average daily net assets in excess of $100 million.

The Trust has entered into contracts on behalf of the Funds with WFB, whereby WFB provides transfer agency services for the Funds. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at an annual rate of 0.14% of the average daily net assets of the Asset Allocation, Equity Value, Growth, Strategic Growth and U.S. Government Allocation Funds, and 0.10% of the average daily net assets of the Money Market Fund.

The Trust has entered into contracts on behalf of the Funds with WFB, whereby WFB provides shareholder services to the Funds. Pursuant to the contracts, WFB is entitled to receive shareholder servicing fees at an annual rate of 0.25% of the average daily net assets of each Fund.

On March 25, 1999, the Trust entered into an Administration Agreement with WFB on behalf of the Funds. Under the Administration Agreement, WFB will act as sole Administrator of the Funds and is entitled to receive monthly fees at an annual rate of 0.15% of the average daily net assets of the Funds. Prior to March 25, 1999, the Trust had entered into administration agreements on behalf of the Funds whereby WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provided the Funds with administrative services. For these services, WFB and Stephens were entitled to receive monthly fees at the annual rates of 0.03% and 0.04%, respectively, of each Fund's average daily net assets.

WAIVED FEES AND REIMBURSED EXPENSES

Waived fees and reimbursed expenses for the six months ended June 30, 1999 were as follows:

                                                             Expenses Reimbursed           Fees Waived
                            FUND                                 by Stephens                 by WFB
------------------------------------------------------------------------------------------------------
Asset Allocation Fund                                                         $0              $212,728
Equity Value Fund                                                              0                33,852
Growth Fund                                                                    0                91,618
Money Market Fund                                                              0                44,516
Strategic Growth Fund                                                    $10,168                20,494
U.S. Government Allocation Fund                                                0                61,041

Certain officers and one trustee of the Trust are also officers of Stephens. As of June 30, 1999, Stephens owned 4,103 shares of the Asset Allocation Fund, 10,107 shares of the Equity Value Fund, 3,117 shares of the Growth Fund, 31,553 shares of the Money Market Fund, 10,024 shares of the Strategic Growth Fund and 3,362 shares of the U.S. Government Allocation Fund.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

3.   INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for the Funds for the six months ended June 30, 1999 were as follows:

                                                                Purchases               Sales
               AGGREGATE PURCHASES AND SALES                     at Cost              Proceeds
------------------------------------------------------------------------------------------------
Asset Allocation Fund                                          $81,532,085           $47,322,401
Equity Value Fund                                               17,755,844             8,825,834
Growth Fund                                                     29,500,999            30,325,181
Strategic Growth Fund                                            3,065,111             2,785,302
U.S. Government Allocation Fund                                 40,723,774            10,817,813

The Money Market Fund, not reflected in this schedule, trades exclusively in short-term securities.

4.   CAPITAL SHARE TRANSACTIONS

The Trust has authorized an unlimited number of no par value shares of capital stock. Capital share transactions for each of the Funds are disclosed in detail in the Statements of Changes in Net Assets.

5.   SUBSEQUENT EVENTS

On March 25, 1999, the Board of Directors of the Company approved the reorganization of the Funds into new portfolios of Wells Fargo Variable Trust. The reorganization is part of a larger plan to consolidate the Life & Annuity Trust with the Norwest Select Trust following last November's merger of Wells Fargo & Company and Norwest Corporation. The Company will present the reorganization to Company shareholders for their approval at a special shareholders' meeting that is planned for August 1999.

On June 3, 1999, WFB and Forum Accounting Services ("Forum") entered into an agreement, whereby WFB desires that Forum performs certain fund accounting services for WFB with respect to each Fund and Class thereof. A monthly per fund fee of $5,000 and an additional monthly fee for each additional Class of any Fund above one of $1,000 will be charged to the Fund. In addition to the per fund fees, a basis point fee of 0.0025% of the average annual daily net assets of each Fund will also be charged. The Company, on behalf of the applicable Fund, reimburses Forum for all out-of-pocket and ancillary expenses reasonably incurred in providing the services described in the Fund Accounting Agreement.

On July 17, 1999, Boston Financial Data Services ("BFDS") replaced WFB as the transfer agent for the Trust. Under the transfer agency contract, BFDS is entitled to receive, on a monthly basis transfer agency fees based on the number of accounts and transactions of each Fund. WFB will continue to provide sub-transfer agency services to the Funds.

American Skandia Life                                               BULK RATE
Assurance Company                                                  U.S. POSTAGE
Tower One Corporate Drive                                              PAID
Shelton, CT  06484                                                SMITHTOWN, NY
                                                                  PERMIT NO. 700


This report and the financial statements contained herein are submitted for the general information of the contract holders of the Stagecoach Variable Annuity, Stagecoach Variable Annuity Plus, Stagecoach Extra Credit Variable Annuity, and the Stagecoach Variable Annuity Flex. If this report is used for promotional purposes, distribution of the report must be accompanied or proceeded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-680-8920. Read the prospectus carefully before you invest.



Printed on Recycled Paper         @1999 American Skandia          VA05001 (8/99)